UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a – 101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Universal Biosensors, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Universal Biosensors, Inc.

ABN 67 950 836 446

1 Corporate Avenue

Rowville Victoria 3178

Australia

Telephone: +61 3 9213 9000

Facsimile:  +61 3 9213 9099

Email: info@universalbiosensors.com

www.universalbiosensors.com

April 15, 2025

Dear Stockholder:

You are cordially invited to the annual meeting (the “Meeting”) of stockholders of Universal Biosensors, Inc., a Delaware corporation (the “Company,” “we,” “our,” “us” or “UBI”), to be held on May 12, 2025 at 12:00 p.m., Australian Eastern Standard Time.

We discuss the matters to be acted upon at the Meeting in more detail in the attached Notice of Meeting and Proxy Statement. A copy of our annual report on Form 10-K (the “Annual Report”) for the fiscal year ended December 31, 2024 is available at our website at https://www.universalbiosensors.com and has been previously distributed to you or is accompanying this Proxy Statement. We encourage you to read the Annual Report, which includes our audited financial statements and other important information about us.

If you are a holder of CHESS Depositary Interests, to ensure your representation, please sign, date and return the enclosed CDI Voting Instruction Form or give your instructions online using the instructions on your CDI Voting Instruction Form. If you are a stockholder, please sign, date and return the enclosed Proxy Card. We hope that you can attend the Meeting.

The Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively by means of remote communication. You will be able to attend the Meeting and vote and submit questions during the Meeting by means of remote communication at https://meetings.lumiconnect.com/300-991-433-361. We are excited to embrace the latest technology to provide expanded access to and improved communication for our stockholders. We believe that hosting a virtual meeting will enable greater stockholder attendance, allowing participation from any location around the world and providing cost savings for our stockholders and UBI. Information regarding virtual participation at the Meeting including how to access the Meeting and vote and submit questions online during the Meeting is included in the attached Online Vote User Guide.

Thank you for your continued support of UBI.

Yours sincerely,

/s/ Graham McLean

Mr. Graham McLean

Non-executive Chairman

UNIVERSAL BIOSENSORS, INC.

NOTICE OF MEETING OF STOCKHOLDERS

TO BE HELD MAY 12, 2025

April 15, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual General Meeting of stockholders (the “Meeting”) of Universal Biosensors, Inc. (ARBN 121 559 993) (the “Company”) will be held on May 12, 2025, at 12:00 p.m. Australian Eastern Standard Time. The Meeting will be a “virtual meeting” of stockholders for the purposes described below.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MAY 12, 2025

Date and Time:	Monday, May 12, 2025 at 12:00 p.m., Australian Eastern Standard Time

Items of Business:	1)

To consider and vote on the election of two members of the Board of Directors to hold office until the 2028 annual general meeting of stockholders and until their respective successors are duly elected and qualify;

2)

For the purposes of ASX Listing Rule 10.14 and for all other purposes, to consider and vote on the approval of the grant of 15,000,000 options over fully paid ordinary stock (common stock) in the Company to Mr. Peter Mullin, the Company’s Chief Executive Officer and Managing Director, on the terms and conditions set out in the Proxy Statement accompanying this Notice;

3)

For the purposes of ASX Listing Rule 7.1A and for all other purposes, to consider and vote on the approval by special resolution that the Company have the additional capacity to issue equity securities provided for in ASX Listing Rule 7.1A on the terms and conditions set out in the Proxy Statement accompanying this Notice;

	4)	To consider and approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this Notice; and

	5)	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The Board of Directors recommends that you vote “For” each of the nominees for directors named in the accompanying Proxy Statement (Proposal 1) and “For” Proposals 3 and 4. The Board of Directors (excluding Mr. Mullin) recommends that you vote “For” the grant of stock options to Mr. Mullin (Proposal 2).

Voting Exclusion

Certain applicable “Excluded Holders,” as defined in the Proxy Statement accompanying this Notice, will not be entitled to vote in favor of, and the Company will disregard any votes cast by the relevant Excluded Holders in favor of, Proposals 2 and 3 (as applicable). Refer to the “Voting Exclusion” statement on page 7 and 8 of the Proxy Statement accompanying this Notice for details of voting exclusions.

Record Date:

The record date for the determination of (i) stockholders of record entitled to receive notice of and to vote at the Meeting and (ii) holders of CHESS Depositary Interest (“CDIs”) of record entitled to receive notice of and to direct CHESS Depositary Nominees Pty Ltd ACN 071 346 506 (“CDN”) how to vote at the Meeting, or any adjournments or postponements thereof, is the close of business on April 9, 2025. A complete list of stockholders and holders of CDIs (“CDI Holders”) of record on the record date will be available at the Company’s principal executive offices located at 1 Corporate Avenue, Rowville VIC 3178 Australia, for ten days before the Meeting and will be accessible during the Meeting.

Internet Availability of Documents:	You may access a copy of the Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2024 at https://www.universalbiosensors.com under the Investor Centre tab.

These items are fully discussed in the following pages, which are made part of this notice.

If you are a stockholder, you are encouraged to vote your shares by signing, dating and mailing your Proxy Card in the enclosed envelope or by attending the Meeting. If you are a CDI Holder, you are encouraged to vote your CDIs by signing, dating and mailing your CDI Voting Instruction Form to the Company’s registrar in the enclosed envelope. Instructions for voting are set forth on the CDI Voting Instruction Form. Alternatively, CDI Holders can direct CDN how to vote online by following the instructions at https://www.votingonline.com.au/ubiagm2025.

The Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively by means of remote communication. You will be able to attend the Meeting by means of remote communication at https://meetings.lumiconnect.com/300-991-433-361.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Graham McLean

Graham McLean

Non-executive Chairman

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES/CDIs OR MANY.

This Notice and Proxy Statement is being first mailed to stockholders and CDI Holders of UBI on or after April 15, 2025.

UNIVERSAL BIOSENSORS, INC.

PROXY STATEMENT FOR MEETING OF STOCKHOLDERS

To be held May 12, 2025

UNIVERSAL BIOSENSORS, INC.

PROXY STATEMENT FOR MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

General

The enclosed proxy and CDI Voting Instruction Form are solicited by the Board of Directors of Universal Biosensors, Inc. (the “Company”, "we" or “UBI”) for use in voting at the 2025 Annual General Meeting of stockholders (the “Meeting”) to be held on May 12, 2025 at 12:00 p.m., Australian Eastern Standard Time, and any postponement or adjournment of that Meeting. The Meeting will be a “virtual meeting” of stockholders which will be conducted by means of remote communication. The purpose of the Meeting is to consider and vote upon the proposals outlined in this Proxy Statement and the attached notice.

Record Date and Voting Securities

The record date for the Meeting is the close of business on April 9, 2025 (the “Record Date”).

As of the Record Date, there were 298,067,435 shares of the Company’s common stock, par value US$0.0001 per share, outstanding and entitled to vote at the Meeting, subject to the voting restrictions described below. All of our outstanding shares are held by CHESS Depositary Nominees Pty Ltd ACN 071 346 506 (“CDN”), a wholly-owned subsidiary of ASX Limited ACN 008 624 691, which operates the Australian Securities Exchange (“ASX”). Securities of companies incorporated outside of Australia, such as UBI, are traded as CHESS Depositary Interests (“CDIs”) on the ASX. CDIs represent beneficial interests in the common stock held by CDN. CDIs are traded on the ASX. As of the Record Date, there were 298,067,435 CDIs on issue and available to be traded on ASX. As of the Record Date, there was one holder of shares of our common stock (including CDN) and 2,271 holders of CDIs (“CDI Holders” or “Holders of CDIs”).

CDIs are exchangeable, at the option of the holder, into shares of our common stock at a ratio of 1:1. Holders of CDIs have the right to direct CDN, as the holder of record of the underlying shares of common stock represented by their CDIs, how it should vote the underlying shares. If CDN does not receive a duly executed CDI Voting Instruction Form from a CDI Holder as to how to vote the underlying shares represented by those CDIs, those shares will not be voted and will not be considered present at the Meeting for quorum purposes. A CDI Holder has the right to attend the Meeting but will be entitled to vote at the Meeting only if such CDI Holder directs CDN to designate such CDI Holder as proxy to vote the underlying shares of common stock represented by CDIs held by such CDI Holder. CDI Holders who wish to direct CDN how to vote the underlying shares should complete and return the enclosed CDI Voting Instruction Form or submit their instructions online by following the instructions on the CDI Voting Instruction Form, which is being delivered with this Proxy Statement to each CDI Holder by no later than 11:59 p.m., Australian Eastern Standard Time on May 11, 2025. CDI Holders may not revoke their proxies and change their votes after such time.

Only stockholders and CDI Holders of record on the books of the Company at the close of business on the Record Date are (1) with respect to stockholders, entitled to receive notice of and to vote at, and (2) with respect to CDI Holders, entitled to receive notice of and to direct CDN how to vote at, the Meeting and any adjournments thereof. Under arrangements established between the Company and CDN in connection with the issuance of CDIs, the CDI Holders at the close of business on the Record Date are entitled to notice of and to attend the Meeting and to direct CDN how to vote by completing a CDI Voting Instruction Form or by submitting their voting instructions online.

Voting and Solicitation

Subject to the voting restrictions described below, each stockholder of record can vote at the Meeting by attending the Meeting virtually and voting at the Meeting, or by completing and returning their properly dated and duly executed Proxy Card to Boardroom Pty Limited or the Company no later than 11:59 p.m., Australian Eastern Standard Time on May 11, 2025 in the manner set out below. Alternatively, stockholders of record may submit their instructions online by visiting https://www.votingonline.com.au/ubiagm2025 by no later than 11:59 p.m., Australian Eastern Standard Time on May 11, 2025. To use the online facility, stockholders of record will need the secure access information set out on the Proxy Card.

CDI Holders who wish to direct CDN how to vote but who are not attending the Meeting must return their duly executed voting instructions, via the enclosed CDI Voting Instruction Form, to Boardroom Pty Limited or the Company no later than 11:59 p.m., Australian Eastern Standard Time on May 11, 2025 in the manner set out below. If you are a CDI Holder and you wish to direct CDN to designate you or another person as proxy to vote the underlying shares of common stock represented by CDIs held by you and attend the Meeting virtually, you are encouraged to return your properly dated and duly executed CDI Voting Instruction Form to Boardroom Pty Limited or the Company in the manner set out below. Alternatively, CDI Holders may submit their instructions online by visiting https://www.votingonline.com.au/ubiagm2025 by no later than 11:59 p.m., Australian Eastern Standard Time on May 11, 2025. To use the online facility, you will need the secure access information set out on your CDI Voting Instruction Form.

Proxy Cards and CDI Voting Instruction Forms may be submitted in the following manners:

By hand	Boardroom Pty Limited, Level 8, 210 George Street, Sydney NSW 2000, Australia; or Universal Biosensors, Inc., 1 Corporate Avenue, Rowville VIC 3178, Australia.

By post	Boardroom Pty Limited, GPO Box 3993, Sydney NSW 2001, Australia; or Universal Biosensors, Inc., 1 Corporate Avenue, Rowville VIC 3178, Australia.

By facsimile	Boardroom Pty Limited on +61 2 9290 9655; or Universal Biosensors, Inc. on +61 3 9213 9099.

Online	https://www.votingonline.com.au/ubiagm2025

At the Meeting, proxy holders and CDN may only vote the shares represented by all properly dated, executed and returned Proxy Cards (in the case of stockholders) and properly dated, executed and returned CDI Voting Instruction Forms or instructions properly delivered online (in the case of CDI Holders) in accordance with the instructions of the respective stockholders and CDI Holders. Proxies cannot be voted for a greater number of persons than the number of nominees named. If no specific instructions are given on a properly dated, executed and returned Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or instructions properly delivered online (in the case of CDI Holders), the shares will be voted “FOR” the approval of each Proposal described in this Proxy Statement. In addition, if other matters come before the Meeting, the proxy holders and CDN will vote in their discretion with respect to such matters. Subject to the voting exclusions set out below, on all matters to be voted on, each share of our common stock, and accordingly, each CDI, has one vote.

We are making this proxy solicitation by and on behalf of the Board of Directors. The cost of preparing, assembling, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. Proxies may be solicited personally or by telephone, electronic mail or facsimile by the Company’s officers, directors and regular employees, none of whom will receive additional compensation for assisting with solicitation.

Quorum; Required Vote; Voting Choices

A quorum is required for the transaction of business during the Meeting. A quorum is present when the holders of one-third of the shares of common stock issued and outstanding and entitled to vote at the Meeting, are present in person or represented by proxy. Shares represented by properly authorized proxies that are instructed to vote “FOR” or “AGAINST” or instructed to "ABSTAIN" or “WITHHOLD” on a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as votes cast by the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. If no specific instructions are given on a properly dated, executed and returned Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or instructions properly delivered online (in the case of CDI Holders), the shares of common stock will be treated as being present at the Meeting for purposes of establishing a quorum and will be voted "FOR" each Proposal, subject to any applicable voting exclusions.

In the director election proposal (Proposal 1), stockholders may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. The candidates for election as a director at the Meeting who receive the highest number of affirmative votes cast at the Meeting will be elected. “Withheld” votes and broker non-votes, if any, will not have any effect on the election of directors.

In the vote to approve the grant of options to Mr. Mullin (Proposal 2), subject to the exclusion of Excluded Holders described below under the heading "Voting Exclusion," stockholders may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 2. Subject to a quorum being present, the affirmative vote of at least a majority of the votes cast by stockholders (present or represented by proxy and entitled to vote on such proposal) is required to approve Proposal 2. The “majority of the votes cast” standard means that in order to approve Proposal 2, the number of votes cast “FOR” Proposal 2 must exceed the number of votes cast “AGAINST” Proposal 2. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 2.

In the vote for approval of the Additional 10% Placement Capacity (Proposal 3), subject to any applicable exclusion of Excluded Holders described below under the heading "Voting Exclusion," stockholders may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 3. Subject to the quorum being present, Proposal 3 requires approval by special resolution and therefore the affirmative vote of at least 75% of the votes cast by stockholders (present or represented by proxy and entitled to vote on such proposal) on Proposal 3 at the Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 3.

In the advisory vote on the compensation of the Company’s named executive officers (Proposal 4), stockholders may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal 4. The affirmative vote of a majority of the votes cast by stockholders on the proposal will constitute approval of the compensation of the Company’s named executive officers. The “majority of the votes cast” standard means that in order to approve Proposal 4, the number of votes cast “FOR” Proposal 4 must exceed the number of votes cast “AGAINST” Proposal 4. This vote is advisory only and is therefore not binding on the Company. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 4.

Abstentions are not considered votes cast and, therefore, will not have any effect on the outcome of the vote on any proposal. A broker “non-vote” occurs when your broker (if applicable) submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received specific voting instructions from you. If your shares are held by a broker, the broker may require your instructions in order to vote your shares. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen depending on the type of proposal. If the proposal is considered “routine,” the broker may vote your shares in its discretion. For other proposals, brokers that are members of an exchange registered as a national exchange under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), may not vote your shares without your instructions. All of the Proposals to be considered at the Meeting are not routine, and therefore we do not expect any broker non-votes at the Meeting.

Revocability of Proxies

If you are a stockholder entitled to vote and you have submitted a Proxy Card or instructions online, you may revoke your Proxy Card or online instructions at any time before the Meeting by (i) delivering a written revocation to the Corporate Secretary of the Company at 1 Corporate Avenue, Rowville VIC 3178, Australia, (ii) delivering a duly executed Proxy Card or (iii) submitting instructions online, in each case bearing a later date or by attending and voting at the Meeting.

If you are a CDI Holder and you have submitted a CDI Voting Instruction Form or instructions online, you may revoke your CDI Voting Instruction Form or online instructions by no later than 11:59 p.m., Australian Eastern Standard Time on May 11, 2025 by (i) delivering a written revocation to the Corporate Secretary of the Company at 1 Corporate Avenue, Rowville VIC 3178, Australia, (ii) delivering a duly executed CDI Voting Instruction Form or (iii) submitting instructions online, in each case bearing a later date.

Voting Exclusion

Pursuant to the ASX Listing Rules, voting exclusions apply to Proposals 2 and 3.

With respect to Proposal 2 (the grant of options to Mr. Mullin), "Excluded Holders" are:

(a)	a person referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Employee Incentive Plan (“Plan”); or

(b)	any Associate of that person or those persons (as such term is defined in the ASX Listing Rules).

The Company will disregard any votes cast in favor of Proposal 2 by or on behalf of an Excluded Holder. However, this does not apply to a vote cast in favor of Proposal 2 by:

(a)	a person as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with the directions given to the proxy or attorney to vote on the Proposal in that way; or

(b)

the person chairing the Meeting as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with a direction given to the person chairing the Meeting to vote as the chair decides; or

(c)	a holder acting solely in a nominee, trustee, custodial, or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

i.	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting and is not an Associate of a person excluded from voting on the Proposal; and

ii.	the holder votes on the Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

With respect to Proposal 3 on the Additional 10% Placement Capacity, if at the time of the Meeting, the Company is proposed to make an issue of equity securities under ASX Listing Rule 7.1A.2, "Excluded Holders" will be:

(a)

a person who is expected to participate in, or who will obtain a material benefit as a result of, the proposed issue (except a benefit solely by reason of being a holder of securities in the Company); or

(b)	any Associate of that person or those persons (as such term is defined in the ASX Listing Rules).

The Company will disregard any votes cast in favor of Proposal 3 by or on behalf of an Excluded Holder. However, this does not apply to a vote cast in favor of Proposal 3 by:

(a)	a person as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with the directions given to the proxy or attorney to vote on the Proposal in that way; or

(b)

the person chairing the Meeting as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with a direction given to the person chairing the Meeting to vote as the chair decides; or

(c)	a holder acting solely in a nominee, trustee, custodial, or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

i.	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting and is not an Associate of a person excluded from voting on the Proposal; and

ii.	the holder votes on the Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

PROPOSAL ONE – ELECTION OF DIRECTORS

Our Board of Directors has been structured as a “staggered Board” comprised of three classes of directors with members in each class of directors serving for staggered three-year terms and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. The Board of Directors currently consists of two Class I directors (Ms. Judith Smith and Mr. Peter Mullin), whose term will expire at the annual general meeting of stockholders in 2027, one Class II director (Mr. Craig Coleman), whose term will expire at the annual general meeting of stockholders in 2026, and two Class III directors (Mr. David Hoey and Mr. Graham McLean), whose term will expire at this year’s Meeting. In each case such director will hold office until the expiration of their term and until their respective successors are duly elected and qualifies, unless the director resigns, dies or is removed earlier.

ASX Listing Rule 14.4 requires that any director appointed as an addition to the Board of Directors must be re-elected at the next annual general meeting of the Company. However, this rule does not apply to the Managing Director of the Company. Mr. Peter Mullin was appointed as an Executive Director on January 15, 2025 and Managing Director on April 1, 2025 and as such, ASX Listing Rule 14.4 does not apply to his appointment.

Our Board of Directors has nominated Mr. David Hoey and Mr. Graham McLean for election at the Meeting. If elected, Mr. David Hoey and Mr. Graham McLean will hold office until the annual general meeting of stockholders in 2028 and until their successor is duly elected and qualified, subject to their earlier death, resignation, or removal.

For details of the qualifications, skills and experience of Mr. David Hoey and Mr. Graham McLean and Mr. Peter Mullin, refer to the section below titled “Management of the Company - Board of Directors”. Each nominee is willing to be elected and to serve for their applicable term. Management expects that each nominee will be available for election, but if the nominee is unable to serve or for good cause will not serve, it is intended that such proxy will be voted in the proxy holder’s discretion for the election of another nominee or nominees to be designated by the Board of Directors to fill any such vacancy.

The Board of Directors unanimously recommends that you vote “FOR” the election of the nominated directors as described herein. Proxy holders and CDN will vote as directed on the Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders) or, if no direction is made in a duly dated, executed and returned Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders), “FOR” the nominated directors. However, brokers who are members of a U.S. national securities exchange may not vote or submit instructions to the proxy holders or CDN if the beneficial owner of the shares of common stock has not given instructions. The election of the directors requires the affirmative vote of a plurality of the shares of common stock present, in person or by proxy, and entitled to vote on the election of the directors.

PROPOSAL TWO – ISSUANCE OF OPTIONS TO MR. PETER MULLIN

This proposal seeks stockholder approval, in accordance with ASX Listing Rule 10.14 and for all other purposes, for the grant of up to 15,000,000 stock options to Mr. Mullin as Chief Executive Officer and Managing Director of the Company under the Company's Employee Incentive Plan, adopted by the Board of Directors in 2021 ("Plan").

Mr. Mullin commenced his role as the Chief Financial Officer of the Company on December 18, 2024 and was appointed as Executive Director on January 15, 2025.  Following John Sharman's resignation on April 1, 2025, Mr. Mullin was appointed as Chief Executive Officer and Managing Director of the Company.

The Board of Directors have resolved to grant options to Mr. Mullin, subject to stockholder approval ("Mullin Options"). The Board of Directors considers that this grant of stock options to Mr. Mullin would be a cost-effective and efficient reward to appropriately incentivize his continued performance and is consistent with the strategic goals and targets of the Company. The Mullin Options replace Mr. Mullin’s equity award announced in connection with Mr. Mullin being appointed as Chief Financial Officer of the Company.

Refer to the "Executive Compensation" section of this Proxy Statement for a summary of the terms and conditions of the Plan. A summary of the terms and conditions of the Mullin Options is set out below.

Subject to obtaining stockholder approval, the Mullin Options will be granted to Mr. Mullin and, subject to the satisfaction of the vesting conditions described below, will vest in three equal tranches. The first tranche will vest one year after the grant date at an exercise price of A$0.10 (67% premium to the closing price of our common stock on April 9, 2025), the second tranche will vest two years after the grant date at an exercise price of A$0.16 (167% premium to the closing price of our common stock on April 9, 2025) and the third tranche will vest three years after the grant date at an exercise price of A$0.30 (400% premium to the closing price of our common stock on April 9, 2025). The Mullin Options may be exercised within the two-year period after the applicable vesting date.

ASX Listing Rule 10.14

ASX Listing Rule 10.14 provides that a listed company must not permit any of the following persons to acquire equity securities under an employee incentive scheme unless it obtains the approval of its stockholders in accordance with applicable ASX Listing Rules:

(1)	a director of the company (ASX Listing Rule 10.14.1);
(2)	an associate of a director of the company, including their related parties (ASX Listing Rule 10.14.2); or
(3)

a person whose relationship with the company or a person referred to in ASX Listing Rule 10.14.1 or 10.14.2 is such that, in ASX’s opinion, the acquisition should be approved by its stockholders (ASX Listing Rule 10.14.3).

The issuance of stock options to Mr. Mullin falls within 10.14.1 above (as a director of the Company) and, therefore, requires the affirmative vote of at least a majority of the votes cast by stockholders (present or represented by proxy and entitled to vote on such proposal) at the Meeting under ASX Listing Rule 10.14.

If this Proposal 2 is approved, the Company will be able to proceed with the issue of the Mullin Options to Mr. Mullin. If this Proposal 3 is not approved, the Company will not be able to proceed with the issue of Mullin Options and, under certain circumstances described in item 6(d) below, the Company will be required to make a cash payment to Mr. Mullin in lieu of such options.

Specific information required by ASX Listing Rule 10.15

The following information is provided in relation to the proposed issue of Mullin Options to Mr. Mullin as required by ASX Listing Rule 10.15:

(1)	The Mullin Options will be granted to Mr. Mullin.

(2)	Mr. Mullin falls within ASX Listing Rule 10.14.1, as he is a director of the Company.

(3)	The maximum number of Mullin Options that may be granted to Mr. Mullin is 15,000,000.

(4)

Mr. Mullin’s effective date of employment is December 18, 2024 and as such, is not included in the section title "Summary Compensation Table". The current total remuneration package for Mr. Mullin is comprised as follows:

a.	base salary of $370,067.80 per annum;

b.	superannuation of $29,932.20 (statutory superannuation is currently 11.5% and will increase to 12.0% from July 1, 2025 in accordance with Australian law); and
c.	STI of up to 40% of the total remuneration package, to be agreed annually.

(5)	The Company has not previously granted any securities to Mr. Mullin under the Plan.

(6)	The Board of Directors have resolved to grant the Mullin Options to Mr. Mullin, subject to stockholder approval. The material terms of the Mullin Options are as follows:

a.

The Mullin Options are granted to Mr. Mullin on the condition that he is appointed to, and remain in the role of, Chief Executive Officer and Managing Director of the Company and stockholder approval is obtained at the Meeting. As announced on April 1 2025, Mr. Mullin was appointed Chief Executive Officer and Managing Director of the Company and, as at the date of this Proxy Statement, remains in that role.

b.	Once issued, the Mullin Options will vest in three tranches as follows:

i.	5,000,000 options will vest 12 months after the date of grant at an exercise price of A$0.10 (“Tranche 1”);

ii.	5,000,000 options will vest 24 months after the date of grant at an exercise price of A$0.16 (“Tranche 2”); and

iii.	5,000,000 options will vest 36 months after the date of grant at an exercise price of A$0.30 (“Tranche 3”),

provided that Mr. Mullin remains continuously employed within the UBI group and is not serving a notice period prior to ceasing employment as at the applicable vesting date.

c.

Once vested, the Mullin Options may be exercised within two years after the applicable vesting date. Prior to being exercised, and subject to a CDI being granted, the Mullin Options do not entitle Mr. Mullin to any voting rights or dividends.

d.	If stockholder approval is not obtained by June 30, 2025, but the following conditions are met:

i.	Mr. Mullin remains as Chief Executive Officer and Managing Director of the Company; and
ii.	assuming the Mullin Options were granted on 30 June 2025:
A.	the vesting conditions in paragraph (b) above would have been satisfied (as at 30 June 2026 for Tranche 1, 30 June 2027 for Tranche 2 and 30 June 2028 for Tranche 3); and
B.	the options would not have lapsed pursuant to Rule 15 of the Plan,

then the Company will, within 10 Business Days after the applicable vesting date, pay Mr. Mullin an amount equal to the VWAP of the CDIs traded on ASX over the 3 month period prior to the applicable vesting date, less the exercise price of the Mullin Options in the relevant tranche, multiplied by the number of options in that tranche. Such amount will be inclusive of tax and superannuation.

e.

The Board of Directors may apply a net settlement procedure, whereby Mr. Mullin will not be required to pay the exercise price of the Mullin Options which are exercised. Instead, the number of CDIs which the Company will issue upon exercise will be determined by the following formula:

where:

N	=	the number of CDIs to be issued resulting from the exercise, rounded up in the event of fractional entitlements
n	=	the total number of CDIs which would be issued as a result of the exercise, if you paid the exercise price for each option

EP	=	the aggregate of the exercise price for all options exercised, expressed in dollars and cents and rounded down to the nearest whole cent
P	=

the VWAP for the CDIs traded on ASX over the 5 trading days prior to the date on which the options are exercised, expressed on a per CDI basis, in dollars and cents and rounded down to the nearest whole cent

f.	The Mullin Options are subject to the terms and conditions of the Plan.

g.

The Company proposes to grant the 15,000,000 options to Mr. Mullin as part of his incentive arrangements. The Company considers the issuance of the Mullin Options to be a cost-effective way to provide tangible incentives to Mr. Mullin, as the non-cash form of this benefit will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were given to Mr. Mullin. The issuance of the Mullin Options also assists to align the interests of stockholders and directors.

h.

The total value of the Mullin Options as of April 9, 2025 is A$130,218 (based on a stock price of A$0.073 and using the Trinomial Lattice valuation assuming a risk-free rate of 3.71% for Tranche 1, 3.79% for Tranche 2 and 3.86% for Tranche 3 and an expected volatility of 64.9%).

(7)	If this Proposal 2 is passed, the Company will grant the Mullin Options to Mr. Mullin as soon as reasonably practicable after the Meeting, and in any event within three years after the Meeting.

(8)

The Mullin Options will form part of Mr. Mullin's remuneration and will be granted for nil cash consideration. Accordingly, no funds will be raised in connection with the proposed issuance of the Mullin Options. However, amounts will be payable by Mr. Mullin upon exercise of any Mullin Options.

(9)	A summary of the terms and conditions of the Plan is set out in the "Executive Compensation" section of this Proxy Statement.

(10)	No loan is made in relation to the issuance of the Mullin Options to Mr. Mullin.

(11)

Details of any options or CDIs issued under the Plan will be published in the Company’s quarterly or annual reports, filed with the SEC, relating to the period in which they were issued, along with a statement that approval for this issue was obtained under ASX Listing Rule 10.14. Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the Plan after this resolution is approved and who are not named in this Proxy Statement will not participate until approval is obtained under ASX Listing Rule 10.14.

(12)	A voting exclusion statement in relation to this Proposal 2 is included in the Proxy Statement on page 7 and 8.

The Board of Directors (excluding Mr. Peter Mullin) unanimously recommends that you vote “FOR” the grant of the Mullin Options to Mr. Peter Mullin as described herein. Proxy holders and CDN will vote as directed on the Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders) or, if no direction is made in a duly dated, executed and returned Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders), “FOR” the grant of the Mullin Options to Mr. Peter Mullin. However, brokers who are members of a U.S. national securities exchange may not vote or submit instructions to the proxy holders or CDN if the beneficial owner of the shares has not given instructions. The grant of Mullin Options to Mr. Peter Mullin requires the affirmative vote of at least a majority of the votes cast by stockholders (present or represented by proxy and entitled to vote on such proposal) at the Meeting.

PROPOSAL THREE — APPROVAL OF THE ADDITIONAL 10% PLACEMENT CAPACITY

Broadly speaking, and subject to a number of exceptions, ASX Listing Rule 7.1 limits the amount of equity securities that a listed company can issue without the approval of its stockholders over any 12-month period to 15% of the fully paid ordinary securities it had on issue at the start of that period.

However, ASX Listing Rule 7.1A provides that an ''eligible entity'' may seek stockholder approval, by way of special resolution passed at an annual general meeting, to increase this 15% limit by an extra 10% to 25% (“Additional 10% Placement Capacity”).

Proposal 3 seeks stockholder approval by way of a special resolution to provide the Company the authorization to issue equity securities under the Additional 10% Placement Capacity during the Additional 10% Placement Period (as defined below) without stockholder approval.

The number of equity securities to be issued under the Additional 10% Placement Capacity will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 at the date of issue of the equity securities.

If Proposal 3 is passed, the Company will effectively be able to issue equity securities up to a combined annual placement capacity of 25% under ASX Listing Rules 7.1 and 7.1A (subject to certain restrictions) without stockholder approval.

If Proposal 3 is not passed, the Company will not be able to access the Additional 10% Placement Capacity to issue equity securities without stockholder approval provided for in ASX Listing Rule 7.1A and will remain subject to the 15% limit on issuing equity securities without stockholder approval under ASX Listing Rule 7.1.

ASX Listing Rule 7.1A

(1)	Eligible Entity

An ''eligible entity'' for the purposes of ASX Listing Rule 7.1A is an entity which, as at the date of the Meeting, is not included in the S&P/ASX 300 Index and has a market capitalization (excluding restricted securities and securities quoted on a deferred settlement basis) equal to or less than A$300 million.

The Company has a current market capitalization of A$17.9 million and is not included in the S&P/ASX 300 Index and is therefore an "eligible entity" and eligible to undertake an additional 10% placement under ASX Listing Rule 7.1A. If at the time of the Meeting the Company is no longer an eligible entity, this Proposal 4 will be withdrawn.

(2)	Special resolution

Proposal 3 is required to be passed as a special resolution and therefore requires approval of at least 75% of the votes cast by stockholders present or represented by proxy at the Meeting and entitled to vote on the proposal.

(3)	Type of equity securities which may be issued

Any equity securities issued under the Additional 10% Placement Capacity must be in the same class as an existing quoted class of equity securities of the company and issued for cash consideration. As at the date of this Proxy Statement, the Company has on issue two quoted classes of equity securities, being CDIs and quoted Options.

(4)	Interaction with ASX Listing Rule 7.1

The Additional 10% Placement Capacity under ASX Listing Rule 7.1A is in addition to a company's 15% placement capacity under Listing Rule 7.1. Therefore, approval of this Proposal 3 will enable the Company to issue equity securities under ASX Listing Rule 7.1A without using its placement capacity under Listing Rule 7.1.

Specific information required by ASX Listing Rule 7.3A

Pursuant to and in accordance with ASX Listing Rule 7.3A, the following information is provided in relation to the Additional 10% Placement Capacity:

(1)	Effective period

Stockholder approval of the Additional 10% Placement Capacity is valid from the date on which approval is obtained (being the date of the Meeting) and expires on the earlier of:

(i)	the date that is 12 months after the Meeting;
(ii)	the time and date of the Company's next annual general meeting; and
(iii)	the time and date that stockholders approve a transaction under ASX Listing Rule 11.1.2 (significant change to nature or scale of activities) or 11.2 (change involving main undertaking),

("Additional 10% Placement Period").

(2)	Minimum issue price

The issue price of equity securities issued under the Additional 10% Placement Capacity must be not less than 75% of the VWAP for equity securities in the same class calculated over the 15 Trading Days on which trades in that class were recorded immediately before:

(i)	the date on which the issue price is agreed for the equity securities; or
(ii)	if the equity securities are not issued within 10 Trading Days of the date in paragraph (i) above, the date on which the equity securities are issued,

("Minimum Issue Price").

The Company will disclose this information when equity securities are issued under the Additional 10% Placement Capacity.

(3)	Purpose for which funds raised by an issue of equity securities under ASX Listing Rule 7.1A may be used

As noted above, the Company may only issue equity securities under the Additional 10% Placement Capacity for cash consideration. Accordingly, every issue of equity securities under ASX Listing Rule 7.1A.2 will have an accompanying proposed use of funds at the time of issue.

As at the date of this Proxy Statement, no decision has been made by the Company to undertake any issue of equity securities under the Additional 10% Placement Capacity if Stockholders approve this Proposal 3. However, if stockholders approve this Proposal 3 and the Company did raise funds from the issue of equity securities under the Additional 10% Placement Capacity, the Company considers that the funds may be used for any one or more of the following:

(i)	general working capital expenses;
(ii)	investment in research and development activities;
(iii)	investment in sales and marketing initiatives to grow market share; and
(iv)	acquisition and investment in new assets (including associated expenses).

The Company will disclose this information when equity securities are issued under the Additional 10% Placement Capacity.

(4)	Economic and voting dilution risks

If this Proposal 3 is approved and equity securities are issued under the Additional 10% Placement Capacity, there is a risk of economic and voting dilution to the existing stockholders, including:

(i)

the market price for equity securities in the class of securities issued under the Additional 10% Placement Capacity may be significantly lower on the issue date than on the date of approval under ASX Listing Rule 7.1A (i.e. the date of the Meeting); and

(ii)	the equity securities may be issued under the Additional 10% Placement Capacity at a discount to the market price for those equity securities on the issue date,

which may have an effect on the amount of funds raised from the issue of the equity securities.

As required by ASX Listing Rule 7.3A.4, the table below illustrates the potential dilution of existing stockholders on the basis of three different assumed issue prices and values for variable 'A' in the formula in ASX Listing Rule 7.1A.2 as at the date of the Proxy Statement ("Variable A"). This table shows:

(i)

two examples where Variable A has increased by 50% and 100% respectively. Variable 'A' is based on the number of ordinary securities the Company has on issue as at the date of this Proxy Statement. The number of ordinary securities on issue may increase as a result of issues of ordinary securities that do not require stockholder approval (e.g. a pro rata entitlement offer or securities issued under a takeover offer) or future specific placements under ASX Listing Rule 7.1 that are approved at a future general meeting; and

(ii)	two examples of where the issue price of ordinary securities has decreased by 50% and increased by 50% respectively as against the market price as at April 9, 2025.

	50% decrease in issue price A$0.03		Issue price A$0.06		100% increase in issue price A$0.12
Number of Securities on Issue (Variable A)	Shares Issued (10% voting dilution)	Funds Raised	Shares Issued (10% voting dilution)	Funds Raised	Shares Issued (10% voting dilution)	Funds Raised
298,067,435 (Current)	29,806,744	A$894,202	29,806,744	A$1,788,405	29,806,744	A$3,576,809
447,101,153 (50% increase)	44,710,115	A$1,341,303	44,710,115	A$2,682,607	44,710,115	A$5,365,214
596,134,870 (100% increase)	59,613,487	A$1,788,405	59,613,487	A$3,576,809	59,613,487	A$7,153,618

Notes:

1	There are currently 298,067,435 equity securities on issue as at this date of this Proxy Statement.

2	The issue price used is the closing price of the equity securities on the ASX on April 9, 2025.

3	The table assumes that the Company issues the maximum possible number of equity securities under the Additional 10% Placement Capacity.

4	The Company has not issued any equity securities in the 12 months prior to the Meeting that were not issued under an exception in Listing Rule 7.2 or with approval under ASX Listing Rule 7.1.

5

The issue of equity securities under the Additional 10% Placement Capacity consists only of CDIs and the consideration provided for those CDIs is cash. It is assumed that no Options are exercised into CDIs before the date of issue of the equity securities. If the issue of equity securities includes new Options, it is assumed that those new Options are exercised into CDIs for the purpose of calculating the voting dilution effect on existing stockholders.

6

The calculations do not show the dilution that any one particular stockholder will be subject to. All stockholders should consider the dilution caused to their own shareholding depending on their specific circumstances.

7	This table does not show any dilution pursuant to the issue of equity securities under the Company's 15% placement capacity under ASX Listing Rule 7.1.

8	The "shares issued" reflects the aggregate percentage dilution against the issued share capital at the time of issue.

(5)	Allocation policy

The Company's allocation policy and the identity of the recipients of equity securities issued under the Additional 10% Placement Capacity will depend on a number of factors and will be determined on a case-by-case basis at the time of issue and in the Company's discretion.

No decision has been made in relation to an issue of equity securities under the Additional 10% Placement Capacity, including whether the Company will engage with new investors or existing Stockholders and, if so, the identities of any such persons.

However, when determining the allocation policy and the identity of the recipients, the Company will have regard to the following considerations:

(i)	prevailing market conditions;

(ii)	the purpose for the issue of the equity securities;
(iii)	the financial position and likely future capital requirements of the Company;
(iv)	the impact of any placement on the control of the Company;
(v)	the structure and timeframe of other methods of raising capital available to the Company, including but not limited to a pro rata entitlement offer or share purchase plan offer; and
(vi)	advice from corporate, financial and broking advisers (if applicable).

Recipients may include existing stockholders or new investors, but not persons who are related parties who would otherwise require stockholder approval under ASX Listing Rule 10.11.

(6)	Previous approval and issues under ASX Listing Rule 7.1A

The Company has not previously sought stockholder approval under ASX Listing Rule 7.1A and therefore has not issued or agreed to issue equity securities under ASX Listing Rule 7.1A in the 12 months preceding the date of the Meeting.

(7)	Voting exclusion

A voting exclusion statement is included in this Proxy Statement on page 7 and 8. At the date of this Proxy Statement, the Company is not proposing to make an issue of equity securities under ASX Listing Rule 7.1A and has not approached any particular existing stockholder or security holder or an identifiable class of existing security holder to participate in any such issue. No existing stockholder's votes will therefore be excluded under the voting exclusion in this Proxy Statement. However, in the event that between the date of this Proxy Statement and the date of the Meeting, the Company proposals to make an issue of equity securities under ASX Listing Rule 7.1A to one or more stockholders, those stockholders' votes will be excluded under the voting exclusion statement.

The Board of Directors unanimously recommends that you vote “FOR” the Additional 10% Placement Capacity as described herein. Proxy holders and CDN will vote as directed on the Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders) or, if no direction is made in a duly dated, executed and returned Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders), “FOR” the Additional 10% Placement Capacity. However, brokers who are members of a U.S. national securities exchange may not vote or submit instructions to the proxy holders or CDN if the beneficial owner of the shares has not given instructions. The Additional 10% Placement capacity requires the affirmative vote of 75% of votes cast by stockholders present or represented by proxy at Meeting and entitled to vote on the Additional 10% Placement Capacity.

PROPOSAL FOUR – ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Company is providing stockholders and CDI Holders with the opportunity to cast or to direct CDN to cast an advisory vote on the executive compensation programs and policies and the compensation paid to the executive officers named in this Proxy Statement. This proposal is known as a “say-on-pay vote”. Details of our compensation for our named executive officers is set out under the headings “Executive Compensation Framework,” “Summary Compensation Table,” and “Narrative disclosure to summary compensation table and grants” of this Proxy Statement. These disclosures are made pursuant to Item 402 of Regulation S-K.

As discussed in the Executive Compensation Framework section of this Proxy Statement, our compensation principles and underlying programs are designed to attract, motivate and retain key executives who are crucial to our long-term success. The vote is advisory and is not binding on the Company. However, the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements. Details of how the Board of Directors has considered the results of the advisory vote will be included in future proxy statements.

We will seek an advisory vote in relation to compensation every year, which we believe will be the most effective means for conducting and responding to such an advisory vote.

The Board of Directors unanimously recommends that you vote “FOR” this proposal to approve, on an advisory basis, the compensation for the Company’s named executive officers as disclosed in the Executive Compensation Framework, the compensation tables, and the related disclosure required pursuant to Item 402 of Regulation S-K contained in this Proxy Statement. The proxy holders and CDN will vote as directed on the Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders) or, if no direction is made in a duly dated, executed and returned Proxy Card (in the case of stockholders) or CDI Voting Instruction Form or online (in the case of CDI Holders), “FOR” this proposal. However, brokers who are members of a U.S. national securities exchange may not vote or submit instructions to the proxy holders or CDN if the beneficial owner of the shares has not given instructions. In order to be adopted as an advisory vote, this proposal must be approved by the affirmative vote of the holders of a majority of the votes cast on such proposal at the Meeting.

MANAGEMENT OF THE COMPANY

The following table sets out the name, age and position of each of our directors and executive officers as of April 15, 2025:

Name	Age	Position	Served Since
Graham McLean	60	Non-executive Director	2022
		Chairman of the Board of Directors	2023
Peter Mullin	56	Chief Executive Officer	2025
		Managing Director	2025
Craig Coleman	59	Non-executive Director	2016
Judith Smith	69	Non-executive Director	2015
David Hoey	65	Non-executive Director	2016

Mr. Sharman resigned as Chief Executive Officer and Managing Director of the Company on April 1, 2025. Mr. Mullin commenced his role as the Chief Financial Officer of the Company on December 18, 2024 and was appointed as Finance Director on January 15, 2025. Following Mr. Sharman's resignation, Mr. Mullin was appointed as Chief Executive Officer and Managing Director of the Company on April 1, 2025. Mr. Balak resigned as the Chief Financial Officer of the Company on December 31, 2024.

Our amended and restated certificate of incorporation provides that our Board of Directors shall consist of not less than three or more than nine members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

Board of Directors

Mr. Graham McLean CPA, CIMA

Mr. McLean has more than 20 years’ business and corporate governance experience and is an experienced senior executive leader with extensive service in the medical technology industry in Australia, Asia and US, most recently with Stryker Corporation (NYSE: SYK) (“Stryker”) as President Asia Pacific from 2017 to 2020. Mr. McLean was appointed a Non-executive Director of the Company on March 7, 2022 and as Non-executive Chairman on January 16, 2023. His term as a Class III director of the Company ends on the date of our Meeting of stockholders and he has been nominated for election at the Meeting as a Class III director for a further term of three years. Mr. McLean has been a member of the Audit and Compliance Committee and the Products and Projects Committee since his appointment to the Board of Directors.

Whilst at Stryker, Mr. McLean led a transformation of Asia Pacific to renew growth in Japan and China and led an accelerated growth strategy for Australia/New Zealand. Prior to his time with Stryker, Mr. McLean was Lion Nathan’s Finance Director International/Business Development from 2003 to 2005 and Director Group Risk Assurance & Audit from 2001 to 2003.

Since September 2021, Mr. McLean has served as an Independent Director and Chairman of the Audit and Risk Committee at Suicide Prevention Australia. Mr. McLean was appointed Chairman of Suicide Prevention Australia in May 2024. Since February 2022, Mr. McLean has served as an Independent Director at CleanSpace Holdings Ltd (ASX Code: CSX) where he was Chairman of the Audit and Risk Committee. Mr. McLean stepped down as the Chairman of the Audit and Risk Committee and was appointed as Chief Executive Officer and executive director of CleanSpace Holdings Ltd in March 2023 until December 2024 Mr. McLean was appointed Chairman of CleanSpace Holdings Ltd in November 2023. Mr. McLean was appointed as a director of Fisher and Paykel Healthcare Ltd in October 2023 and is also a member of its Audit and Risk Committee. Since 2021, Mr. McLean has been an Advisor to Bain & Company. He has also previously served on industry boards in Australia (Medical Technology Association of Australia), Japan (American Medical Devices & Diagnostics Manufacturers Association) and Asia Pacific where he was Vice Chairman of the Asia Pacific Medical Technology Association.

Mr. McLean is a Graduate of the Australian Institute of Company Directors and a Qualified Accountant (both CIMA and CPA). He holds a Bachelor of Science, Geography (Honours) (Durham University) and has completed 3 Executive Leadership Programmes (Harvard Business School).

We believe Mr. McLean is qualified to serve on our Board of Directors due to, among other things, his service on the Company's Board of Directors, his many years serving as a director and executive officer of public companies and his extensive experience in the medical device and technology industry.

Mr. Craig Coleman BComm

Mr. Coleman is an experienced senior executive and director, with a 30-year career spanning banking and finance, corporate advisory, investment and funds management. Mr. Coleman is the co-founder and Managing Partner Public Equity of Viburnum Funds, an Australian-based high conviction active ownership investment manager of public and private equities founded in 2007. Viburnum, as an investment manager for its associated funds, holds voting power of approximately 29% of the Company’s shares. Prior to founding Viburnum Funds, Mr. Coleman was Managing Director of the ASX listed Home Building Society Ltd and prior to this role held several senior executive positions with ANZ Banking Group Ltd, including Managing Director Banking Products, Managing Director Wealth Management, non-executive Director E*TRADE Australia Ltd and Head of Retail Banking New Zealand.

Mr. Coleman’s experience in Australian public securities has included many public company directorships, including non-executive director of Pulse Health Limited (previous), Rubik Financial Ltd (previous) and Bell Financial Group (previous), and Chairman of Sports Entertainment Group Limited (current) and non-executive director of 3P Learning Ltd (appointed in November 2022). Mr. Coleman was appointed as a non-executive director of GTN Limited on June 7, 2024. Mr. Coleman was appointed as Non-executive Director of the Company in June 2016 and Non-executive Chairman from August 2017 to January 2023. Mr. Coleman has served as Chairman of the Remuneration & Nomination Committee of the Board of Directors since June 2016. Mr. Coleman has been a member of the Audit and Compliance Committee between January 1, 2019 and February 24, 2022. Mr. Coleman’s term as a Class II director of the Company ends on the date of our 2026 annual general meeting of stockholders. Mr. Coleman holds a Bachelor of Commerce from the University of Western Australia.

We believe Mr. Coleman is qualified to serve on our Board of Directors due to, among other things, his service on the Company's Board of Directors, his many years serving as a director and executive officer of public companies and his extensive experience as a corporate advisor and investment and funds management executive.

Ms. Judith Smith BEc (Hons), MAppFin, F Fin, GAICD

Ms. Smith is a highly experienced executive and director. During her career, Ms. Smith has worked in a number of executive and investment management roles in the funds management industry, where she has been responsible for evaluating and investing in listed and unlisted companies. Ms. Smith was appointed a Non-executive Director of the Company on March 12, 2015 and her term as a Class I director of the Company ends on the date of our 2027 annual general meeting of stockholders.  Ms. Smith has served as a member of the Audit and Compliance Committee since March 12, 2015 and was appointed the Chairperson of the Audit and Compliance Committee on August 7, 2017. Ms. Smith was appointed as a member of the Remuneration and Nomination Committee on September 21, 2017.

Prior to undertaking non-executive roles Judith was formerly the Head of Private Equity at IFM Investors and Chair of the IFM Risk Committee. At IFM Judith managed a multi-billion private equity portfolio of domestic and global investments. Prior to her role at IFM, Judith held various investment management roles. Judith holds a Master of Applied Finance from the University of Melbourne and a Bachelor of Economics (with Honours) from Monash University. She is a Fellow of the Financial Services Institute of Australasia and Graduate member of the Australian Institute of Company Directors. Currently Judith is a director of ACORN Capital Investment Fund (Chair Risk and Audit Committee), Funds SA (Member Risk and Audit Committee) and committee member with the South Australian Venture Capital Fund and Breast Cancer Trials. Previous appointments include Investment Committee member, IFM, and NED roles with LUCRF Super (Chair of Investment Committee), Australian Renewable Energy Agency (ARENA) (Chair Risk and Audit Committee), and SCALE Investors (Chair Risk and Audit Committee).

We believe Ms. Smith is qualified to serve on our Board of Directors due to, among other things, her service on the Company's Board of Directors, her many years serving as a director and executive officer of public companies and her extensive experience in evaluating and investing in listed and unlisted companies, and experience in the management and growth of small companies, corporate governance and understanding and managing risk.

Mr. David Hoey

Mr. Hoey has extensive experience relevant to our Company, with more than 30 years’ experience in technology financing and commercialization. Mr. Hoey is a US-based director and his primary expertise is in business development, strategic planning, market development, corporate partnering and financings for medical technologies, diagnostics and drug development. Mr. Hoey was appointed a Non-executive Director of the Company on March 2, 2016 and has served as a director of Universal Biosensors LLC since August 31, 2021. He has served as a director of Universal Biosensors B.V. since September 15, 2021. Mr. Hoey’s term as a Class III director of the Company ends on the date of our Meeting of stockholders and he has been nominated for election at the Meeting as a Class III director for a further term of three years. Mr. Hoey has been a member of the Audit and Compliance Committee between March 15, 2016 and February 24, 2022 and as a member of the Remuneration & Nomination Committee between June 21, 2016 and September 21, 2017. Mr. Hoey was reappointed as a member of the Remuneration & Nomination Committee between January 1, 2019 and February 24, 2022. Mr. Hoey has served as a member of the Products and Projects Committee since February 24, 2022. Mr. Hoey is currently the Chief Executive Officer and a director of Vaxxas Pty Ltd, a company which has developed and is commercializing a novel high density microarray patch technology for vaccine delivery. He was appointed to this position in October 2012. He also serves as an advisor to Healthcare Ventures LLC. During his career, Mr. Hoey has worked in management and leadership roles in the preclinical development of small molecule and biologic therapeutics, molecular diagnostic assays and platforms, and analytical instrumentation.

We believe Mr. Hoey is qualified to serve on our Board of Directors due to, among other things, his experience in business development, strategic planning, market development, corporate partnering and financing for medical technologies, diagnostics and drug development companies.

Mr. Peter Mullin BComm, CPA

Mr. Mullin was initially appointed as the Company’s Chief Financial Officer in December 2024 and as an Executive Director on January 15, 2025. Following Mr. Sharman's resignation, Mr. Mullin was appointed as Chief Executive Officer and Managing Director of the Company on April 1, 2025. Mr. Mullin has more than 20 years’ business experience in finance, strategy, business transformation and mergers and acquisitions, including extensive international experience in Europe, Asia and the Pacific. Prior to joining the Company, from April 2023 to December 2024, Mr. Mullin worked in several startup businesses, focused on commercializing the proposition, in the fields of digital financial services, wholesale credit assessment and reporting and financial literacy. From February 2020 to April 2023, Mr. Mullin served as Chief Executive Officer of The Comfort Group, an international mattress and foam manufacturing business. From January 2014 to February 2020, Mr. Mullin served as a Managing Director of Pensions and Investments at ANZ Bank. In addition, from January 2013 to February 2020, Mr. Mullin served as a Managing Director of E*Trade. Mr. Mullin holds a Bachelor of Commerce from University of Western Sydney and is a Certified Practicing Accountant (CPA).

Mr. Mullin’s term as a Class I director of the Company ends on the date of our 2027 annual general meeting of stockholders.

We believe Mr. Mullin is qualified to serve on our Board of Directors as he is an experienced executive with exposure in ASX listed businesses, family offices and highly regulated environments. He also has experience in developing and executing business strategies, delivering complex transformation, restructuring of underperforming companies and driving superior results

Family Relationships

There are no family relationships among any of the executive officers and directors of the Company.

Corporate Governance

Director Independence

We are not listed on a U.S. securities exchange and, therefore, not subject to the corporate governance requirements of any such U.S. exchange, including those relating to independence of directors. For purposes of determining whether our directors are independent under applicable rules and regulations promulgated by the SEC, we have chosen to use the definition of “independence” established by the rule of The Nasdaq Stock Market LLC (“Nasdaq”).

The Board of Directors undertakes a review of director independence on an annual basis and as events arise which may affect director independence.

We have determined that, with the exception of Mr. Mullin, all the current directors and the director nominees are independent as defined under the rules of the SEC and the Nasdaq listing standards. We have determined that Mr. Mullin is not independent as defined under the rules of the SEC and the Nasdaq listing standards because he is an executive officer of the Company. We have determined that, with the exception of Mr. Coleman, and Mr. Mullin, all the current directors and the director nominees are independent as defined under the ASX Listing Rules. We have determined that Mr. Coleman is not independent as defined pursuant to the ASX Corporate Governance Principles and Recommendations because he is an executive officer of Viburnum Funds Pty Ltd, which together with its associated funds and entities holds in excess of 25% of our shares. We have determined that Mr. Mullin is not independent as defined pursuant to the ASX Corporate Governance Principles and Recommendations because they are executive officers of the Company.

A copy of our Corporate Governance Statement is available on our website at www.universalbiosensors.com.

Board Leadership Structure

The Company does not have a lead independent director. Our Board of Directors prefers the Company’s leadership structure to have the position of Chairman and Chief Executive Officer held by two separate individuals. The Board of Directors believes that separating the two positions provides stronger governance and reinforces the Company’s sound framework of internal control. The Board of Directors regularly deliberates and discusses its appropriate leadership structure and the role and responsibilities of the Chairman and the Chief Executive Officer , based upon the needs of the Company from time to time to provide effective oversight of management.

Board Meetings and Board Committees

Our Board of Directors met on twelve occasions during the year ended December 31, 2024 and acted by written consent on four occasions. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served.

Members of our Board of Directors are encouraged to attend the Meeting. All the current members of our Board of Directors attended our annual meeting of stockholders held in 2024.

Audit and Compliance Committee

The Company has a separately designated standing Audit and Compliance Committee. The current members of the Audit and Compliance Committee are Ms. Judith Smith (Chairperson) and Mr. Graham McLean. The Audit and Compliance Committee is governed by a committee charter, a copy of which is available on our website at www.universalbiosensors.com. The Board of Directors has determined that all members of the Audit and Compliance Committee satisfy the independence requirements of the Sarbanes-Oxley Act of 2022, as amended, or the Sarbanes-Oxley Act Rule 10A-3 under the Exchange Act and meet the criteria for being independent directors pursuant to the ASX Corporate Governance Principles and Recommendations.

The Audit and Compliance Committee also satisfies the ASX Corporate Governance Principles and Recommendations that the Chairperson be an independent director. During the year ended December 31, 2024, the Audit and Compliance Committee met on five occasions. For more information in relation to the determination of which of our directors are considered independent under the rules of the SEC and the Nasdaq listing standards, refer to the section above titled “Corporate Governance”.

The Board of Directors has determined that Ms. Smith and Mr. McLean qualify as an “audit committee financial expert”, as defined under the rules and regulations of the SEC.

Report of the Audit and Compliance Committee

The Audit and Compliance Committee’s primary role is to assist the Board of Directors in fulfilling its responsibility for oversight of the Company’s financial and accounting operations.

In discharging its responsibility for oversight of the audit process, the Audit and Compliance Committee obtained from the Company’s independent registered public accounting firm, PricewaterhouseCoopers, the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). Such disclosure describes any relationships between PricewaterhouseCoopers and the Company that might bear on PricewaterhouseCoopers’ independence. The Company has discussed with PricewaterhouseCoopers any relationships that might impact PricewaterhouseCoopers’ objectivity and independence and satisfied itself as to PricewaterhouseCoopers’ independence.

The Audit and Compliance Committee discussed the matters required to be discussed by the applicable requirements of the PCAOB, and reviewed with PricewaterhouseCoopers the communications required by generally accepted auditing standards.

The Audit and Compliance Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2024, with management and PricewaterhouseCoopers. Management has the responsibility for preparation of the Company’s financial statements and PricewaterhouseCoopers has the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and PricewaterhouseCoopers, the Audit and Compliance Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report, filed with the SEC.

By the Audit and Compliance Committee:

Judith Smith (Chairperson)

Graham McLean

Remuneration and Nomination Committee

The Company has a separately designated standing Remuneration and Nomination Committee. The Remuneration and Nomination Committee is governed by a committee charter, a copy of which is available on our website at www.universalbiosensors.com. The primary functions of the Remuneration and Nomination Committee are to develop and facilitate a process for Board and Director evaluation, assess the availability of Board of Directors candidates, make specific recommendations to the Board of Directors on remuneration and incentive plans for directors and senior management, advise the Board of Directors on the recruitment, retention and termination policies for senior management and undertake a review of the Chief Executive Officer’s performance, at least annually, including recommending to the Board of Directors the Chief Executive Officer’s goals for the coming year and reviewing progress in achieving those goals. The Remuneration and Nomination Committee does not have any express right to delegate its authority but may do so on special authority from the Board of Directors.

The current members of the Remuneration and Nomination Committee are Mr. Craig Coleman (Chairman) and Ms. Judith Smith. The Board of Directors has determined that with the exception of Mr. Craig Coleman, all members of the Remuneration and Nomination Committee meet the criteria for being independent under the ASX principles and guidance. We have determined that Mr. Coleman is not independent as defined under the ASX Corporate Governance Principles and Recommendations because he is an executive officer of Viburnum Funds Pty Ltd, which together with its associated funds and entities holds in excess of 25% of our shares. Accordingly, we do not satisfy the ASX Corporate Governance Principles and Recommendations that the Chairperson be an independent director. The Remuneration and Nomination Committee met on three occasions during the year ended December 31, 2024.

If necessary, the Remuneration and Nomination Committee (or the Board of Directors acting in its place) may use a variety of methods for identifying and evaluating potential nominees to the Board of Directors. Consideration is given to professional and technical experience of potential nominees including industry and market knowledge, education and skills and diverse backgrounds. Recommendations may come from current Board members, professional search firms, members of management, stockholders or other persons. The Remuneration and Nomination Committee (or the Board of Directors acting in its place) will consider recommendations from any reasonable source, including director nominees recommended by stockholders. Stockholders wishing to suggest potential nominees can do so by contacting the Company Secretary. In assessing the qualifications of potential nominees, the Remuneration and Nomination Committee (or the Board of Directors acting in its place) may rely on personal interviews or discussions with the candidate and others familiar with the candidate’s professional background, on third party reference checks and on such other diligence information as is reasonably available.

Nominations of persons for election to our Board of Directors may be made for any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors in accordance with the requirements of our amended and restated certificate of incorporation and amended and restated bylaws (our “Bylaws”). Stockholders wishing to nominate a director must give timely notice thereof in proper written form. To be timely, a stockholder’s notice in the form required by our Bylaws must be delivered to or mailed and received at our principal executive offices: (a) in the case of an annual meeting, not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting, provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice or public disclosure of the date of the annual meeting is given; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice or public disclosure of the date of the special meeting is given. See also “Other Matters - 2026 Stockholder Proposals”

The Remuneration and Nomination Committee (or the Board of Directors acting in its place) has processes in place to review the performance of our senior executives. Our Remuneration and Nomination Committee (or the Board of Directors acting in its place) takes into consideration elements such as the following in setting compensation policies:

●	comparison against publicly available information;
●	regulatory requirements;
●	rate of employee turnover;
●	performance reviews and ratings;
●	salary adjustments and promotions;
●	content and effectiveness of our employee training; and
●	ability to retain and attract new employees.

Corporate performance is also taken into account in setting compensation policies and making compensation decisions.

Director Selection Process

As discussed above, it is the intention of our Board of Directors that we have a standing Remuneration and Nomination Committee that is responsible for assembling a group of nominees that, taken together, have the background, experience, qualifications, attributes and skills appropriate for functioning as a board. The Remuneration and Nomination Committee (or the Board of Directors, as applicable) periodically reviews the size and composition of the Board of Directors and determines whether to add or replace directors. We look for certain characteristics common to all Board of Directors members, including strong professional reputation, integrity, record of achievement and the ability and commitment to devote sufficient time and energy to the Board of Directors. We seek to nominate candidates who bring diverse backgrounds, skills, experience and perspectives to the Board of Directors. Diversity relating to background, skill, experience and perspective is one factor considered in the nomination process, and the Company has adopted a formal policy relating to diversity. Additionally, we seek to include at least one member of the Audit and Compliance Committee who qualifies as an “audit committee financial expert”.

Compensation Committee Interlocks and Insider Participation

During 2024, our Remuneration and Nomination Committee consisted of Mr. Craig Coleman (Chairman) and Ms. Judith Smith. For more information on the Remuneration and Nomination Committee’s (or, as applicable, the Board of Directors acting in its place) processes and procedures for the consideration and determination of executive and director compensation, see “Executive Compensation—Executive Compensation Framework” and “Compensation of Directors.”

During 2024, none of our executive officers other than Mr. Sharman and Mr. Balak participated in deliberations with respect to executive officer compensation. Mr. Sharman and Mr. Balak were absent from all discussions and votes in relation to their compensation as Chief Executive Officer and Chief Financial Officer, respectively.

None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or Remuneration and Nomination Committee. None of the members of our Remuneration and Nomination Committee or our Board of Directors currently are or have been an officer or employee of us or one of our subsidiaries. In addition, none of our directors has interlocking or other relationships with other boards, compensation committees or our executive officers that would require disclosure under Item 407(e)(4) of Regulation S-K.

Compensation of Directors

The following table provides information about the compensation of our directors for the year ended December 31, 2024.

	Fees Earned or Paid in Cash (1)	All Other Compensation (2)	Total
Name	A$	A$	A$
Graham McLean	102,600	11,543	114,143
Craig Coleman	77,600	8,730	86,330
Judith Smith	77,600	8,730	86,330
David Hoey	77,600	-	77,600

(1)	Includes base pay and an annual allowance of A$2,600 paid to each Board member.

(2)

Represents superannuation payment of 11.0% for periods ending on or before June 30, 2024 and for period commencing July 1, 2024, in line with legislative updates, the rate increased to 11.5%. David Hoey is not a resident for Australian tax purposes and therefore only receives superannuation when he attends meetings held in Australia.

(3)	None of our directors were granted stock awards or option awards during the fiscal year.

Our Remuneration and Nomination Committee makes recommendations to the Board of Directors with respect to the remuneration and benefits provided to directors and executive officers. The Remuneration and Nomination Committee met on three occasions during the year ended December 31, 2024. The Board of Directors determines what levels of director remuneration and benefits are appropriate. Pursuant to the ASX Listing Rules, our stockholders have approved an aggregate remuneration pool available to non-executive directors of A$700,000 per annum. The annual remuneration payable to our non-executive directors for the 2024 financial year comprised of:

●	a base fee of A$100,000 per annum for the Chairperson;
●	a base fee of A$75,000 per annum for all other directors;
●	an annual allowance of A$2,600 paid to each board member; and
●

statutory superannuation for the directors, which is 11.0% of the base fee for periods ending on or before June 30, 2024 and for period commencing July 1, 2024, in line with legislative updates, the rate increased to 11.5% (other than Mr. Hoey, who being non-resident for Australian tax purposes, only receives superannuation when he attends meetings held in Australia).

In addition, a director may be paid all traveling and other expenses properly incurred in attending meetings of directors or committees or stockholder meetings or otherwise in connection with the execution of his or her duties.

Corporate Governance Guidelines and Code of Ethics

We have adopted a Code of Ethics for our Chief Executive Officer and Chief Financial Officer. We have also adopted a Corporate Governance Statement issued in accordance with ASX Listing Rule 4.10.3, reporting compliance with the ASX Corporate Governance Principles and Recommendations. The full text of our Code of Ethics and Corporate Governance Statement is available on our website at www.universalbiosensors.com. We intend to satisfy any disclosure requirement under item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics for our Chief Executive Officer and Chief Financial Officer, by posting such information on our website at www.universalbiosensors.com.

Insider Trading Policies and Procedures

The Company maintains a securities trading policy, which provides guidelines with respect to transactions in the securities of the Company and the handling of confidential information about the Company and the companies with which the Company does business. The Board has adopted the securities trading policy and procedures designed to promote compliance with insider trading laws, rules and regulations. A copy of our securities trading policy is filed as an Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 26, 2025.

Employee, Officer and Director Hedging

Our securities trading policy generally prohibits our officers, directors, and employees from hedging against potential changes in the value of our common stock such as entering into or trading prepaid variable forward contracts, equity swaps, collars, puts, calls, options, exchange funds (also known as swap funds) or other derivative instruments related to our equity securities.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policies and practices regarding the timing of equity awards in relation to the disclosure of material nonpublic information. Our Board of Directors and Remuneration and Nomination Committee do not take material nonpublic information into account when determining the timing and terms of such awards, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

The timing of any equity awards to executive officers in connection with new hires, promotions, or other non-routine grants is generally tied to the event giving rise to the award, such as an executive officer’s commencement of employment, service on our Board of Directors or promotion effective date. As a result, the timing of the equity award of options occurs independent of the release of any material nonpublic information.

There were no equity awards that were issued to our named executive officers in fiscal 2024 during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing material nonpublic information and ending one business day after the filings or furnishing of such report with the SEC.

EXECUTIVE COMPENSATION

Executive Compensation Framework

The objective of our executive compensation framework is to ensure the reward for performance is competitive and appropriate for the results delivered. The framework aligns executive reward with achievement of strategic objectives and the creation of value for stockholders and conforms to market best practice for delivery of reward. Our performance depends upon the quality of our directors and executives. In order to attract, motivate and retain highly skilled executives, we use a combination of the following principles in our remuneration framework:

●	provide competitive remuneration to attract, motivate and retain high caliber executives with appropriate skills and experience;

●	remunerate with a mix of short- and long-term components;

●	remunerate executives according to individual performance and pre-determined benchmarks through cash bonuses; and

●	link executive remuneration to stockholder value through the issuance of securities.

The executive remuneration framework for the year ended December 31, 2024 had the following components:

●	base pay;

●	superannuation;

●	cash bonuses; and

●	stock awards.

Our named executives are all employed by our wholly owned subsidiary, Universal Biosensors Pty Ltd. (“UBS”). Our named executive officers do not receive separate compensation in connection with their employment at UBS.

Base pay

Executives are offered a base pay that comprises the fixed component of their remuneration. Base pay is structured as a total employment cost package, which may be delivered as a combination of cash and prescribed non‑financial benefits at the executive’s discretion.

Superannuation

As required by Australian law, we contribute to standard defined contribution superannuation funds on behalf of all UBS employees at an amount required by law of each such UBS’ employee’s salary. For periods ending on or before June 30, 2024, statutory superannuation was 11.0% and for period commencing July 1, 2024, in line with legislative updates, the rate increased to 11.5%. Superannuation is a compulsory savings program in Australia whereby employers are required to pay a portion of an employee’s remuneration to an approved superannuation fund that the employee is typically not able to access until they are retired. We permit employees to choose an approved and registered superannuation fund into which the contributions are paid.

Cash bonuses

Cash bonuses are payable to employees upon the achievement of specific company-wide pre-determined milestones. Retention bonuses may also be paid in the event the Company has identified key personnel it wants to retain. In the event an employee undertakes additional responsibilities, bonuses may also be paid under these circumstances as determined by the Company.

Consideration of Results of Prior Year Stockholder “Say-on-Pay” Vote

We will seek an advisory vote in relation to compensation from stockholders every year, which we believe will be the most effective means for conducting and responding to such an advisory vote. The Board of Directors will consider the outcome of each such stockholders advisory vote. Stockholders approved the resolution relating to the compensation at our general meeting of stockholders in 2024. At the 2024 general annual meeting, stockholders representing approximately 98.84% of our stock who cast votes, voted in favor of the compensation paid to our named executive officers for 2023. Accordingly, when developing our executive compensation program for 2024 and 2025, we considered the overall level of support as a key factor in our review of the program.

Summary Compensation Table

Name and Principal		Salary	Bonus (1)	Stock Awards (2)	Option Awards	All Other Compensation (3)	Total
Position	Year	A$	A$	A$	A$	A$	A$

John Sharman	2024	526,817	17,040	-	-	73,642	617,499
Chief Executive Officer (4)	2023	515,000	245,886	40,500	-	82,410	883,796
Salesh Balak	2024	226,313	-	-	-	24,388	250,701
Chief Financial Officer & Company Secretary (5)	2023	294,000	-	40,500	-	31,605	366,105

(1)	Amounts reported in this column represent cash bonuses payable which amounts have been approved by our Board of Directors.

(2)	In accordance with ASC 718, the fair value of the performance rights has been estimated on the date of each grant of the performance rights using the Trinomial Lattice model.

(3)

Represents superannuation payment calculated as 11.0% of base pay for periods ending on or before June 30, 2024 and for period commencing July 1, 2024, in line with legislative updates, the rate increased to 11.5%.

(4)	Mr. Sharman was appointed as Managing Director on January 15, 2025 and resigned as Chief Executive Officer and Managing Director on April 1, 2025.

(5)	Mr. Balak resigned as Chief Financial Officer on December 31, 2024.

Narrative disclosure to summary compensation table and grants

Employee Incentive Plan

In August 2021, the Board of Directors approved the Employee Incentive Plan (the “Plan”) which was a consolidation of our existing Employee Option Plan and Employee Share Plan. Capitalized terms that are not defined in this section have the meaning set forth in the Plan.

The material features of the Plan are:

Number of Awards Authorized. The maximum number of Awards that may be granted to Participants under this Plan is determined by the Board of Directors (subject to any limitations imposed by the organizational documents of the Company, regulatory requirements or any applicable Listing Rules).

Administration. The Plan will be administered by the Remuneration and Nomination Committee or the Board of Directors, which has the power to make grants under the Plan.

Eligibility. Awards under the plan may only be granted to Eligible Persons. An Eligible Person is any person employed by the Company or any other entity in the group of related or associated companies of which the Company is the holding company and includes any entity designated by the Board of Directors to be a member of the Group (even though not a subsidiary of the Company) (the “Group”) on a permanent basis (whether full time, part time or on a long term casual basis) and includes all executive and non-executive directors of the Company or any other person determined by the Board of Directors to be an employee for the purposes of the Plan; provided that such person is not a resident of the United States (other than employees on temporary assignment in the United States).

Awards. Awards under the Plan may consist of Options, Performance Rights, CDIs or Restricted CDIs, or any such other instrument that the Board of Directors determines, which will be granted on the terms of the Plan and any other terms determined by the Remuneration and Nomination Committee.

Restrictions on CDIs. CDIs granted under the Plan (other than as a result of the vesting of a Performance Right) will be considered Restricted CDIs from the date the CDIs are registered in the name of the Participant until the earlier of: (a) the date three years after the relevant date the CDIs are registered in the name of the Participant or such other date as may be determined by the Remuneration Committee in its discretion so as to satisfy the Exemption Conditions; or (b) the day after the date on which the Participant ceases or first ceases to be employed by a body corporate in the Group.

Vesting and lapsing of Performance Rights and Options. Any Award (including Performance Right or an Option) will only vest (and, in the case of an Option, become exercisable) where each vesting conditions and any additional terms specified in the invitation letter for that Award (including Performance Right or Option) have been satisfied or otherwise waived by the Board of Directors.

Exercise of Options. When exercised, each Option held by a Participant entitles the Participant to subscribe for and to be issued one CDI (representing one fully paid underlying Share).

Vesting of Performance Rights. Upon vesting, each Performance Right held by a Participant will entitle the Participant to receive one CDI (representing one fully paid underlying Share) for each vested Performance Right.

Change in Control Provisions. Notwithstanding anything to the contrary in the Rules, if a takeover bid is made or other formal scheme is proposed for the acquisition of some or all of the shares in the capital of the Company, a Participant may, if: (i) acceptance of the bid or scheme is recommended by the Board of Directors; and (ii) the Board of Directors resolves to end the restriction on sale of the Awards under the Plan for the purpose of transfer to the bidder, accept on such terms the Participant decides in respect of some or all of the Awards registered in his or her name. Upon a Liquidity Event all Awards which have not yet vested, immediately vest and all Options become exercisable ten Business Days preceding the Liquidity Event.

Transferability. A Participant may not sell, assign, transfer, grant a Security Interest over or otherwise deal with an Award that has been granted to them, unless the relevant dealing is effected by force of law on death or legal incapacity to the Participant’s legal personal representative. A Participant must not transfer, sell or otherwise dispose of, or grant (or purport to grant) any Security Interest in or over or otherwise dispose of or deal with (or purport to otherwise dispose of or deal with) any CDIs acquired under the Plan while they are Restricted CDIs. Each CDI issued under the Plan will be issued pursuant to Regulation S promulgated under the Securities Act and may not be transferred except in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

Amendment and Terminations. The rights attaching to any Award may be amended by the Board of Directors subject to receipt of any necessary stockholder or other approval.

There were no awards granted under the Plan during 2024. Awards granted under the Plan during 2023 are as follows:

●

On November 24, 2022, the Board of Directors approved the grant of 50,000 performance rights to each of John Sharman and Salesh Balak for the 2022 financial year. These securities were issued to each of the named executives on January 1, 2023.

Executive Service Agreements

Remuneration and other terms of employment for the executive officers are formalized in executive service agreements between each executive officer and UBS. The material terms and conditions of each of the employment agreements with our executive officers who continued to serve at December 31, 2024 are substantially similar, a summary of which material terms and conditions is set out below:

●	the executive must devote his time and attention exclusively to our business and affairs, unless otherwise approved by us;

●	the executive is bound by customary confidentiality, intellectual property assignment and non-competition clauses;

●	the executive’s salary is to be reviewed on an annual basis;

●

the executive may be entitled to a discretionary cash bonus or be granted Awards under the Employee Incentive Plan as recommended by the Remuneration and Nomination Committee (or in its absence, the Board of Directors) and determined by our Board of Directors from time to time.

●

each party has the right to terminate the agreement by giving three months’ notice to the other party or, in the case of Mr. Sharman, with six months’ notice and in the case of Mr. Balak, one months’ notice;

●	we may also summarily terminate the agreement, at any time with notice, for certain specified forms of misconduct; and

●

each agreement will terminate automatically on a date specified in the executive employment agreement unless extended by us from time to time. If the parties whose contracts have fixed end dates do not expressly extend the agreement, the executive’s employment will automatically extend for a further 12 months on the same terms. Mr. Sharman’s agreement does not have a specific end date and terminates with notice in accordance with its terms.

As announced on April 1, 2025 Mr. Sharman resigned as Chief Executive Officer and Managing Director of the Company.

Subject to applicable law, other than ongoing salary payments during the notice period and any outstanding annual leave and long service leave entitlements, no additional payments are payable on termination or change of control.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2024 regarding equity awards, including unexercised stock options that had not vested, for each of the named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price (A$)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested		Market value of Shares or Units of Stock that have not Vested

John Sharman (1)	2,364,667		0.25	March 24, 2025
	1,364,667		0.30	March 24, 2025
	1,000,000	(2)	0.30	March 24, 2025
					2,500,000	(3)	262,500
					1,250,000	(4)	131,250
Salesh Balak (5)
	500,000		0.30	March 24, 2025
					500,000	(3)	52,500
					250,000	(4)	26,250

1.	All the options vested on March 25, 2020 and became exercisable on September 24, 2020. The options were cancelled on March 24, 2025 as these were not exercised.

2.	The options were held by John Sharman’s superannuation fund.

3.

The performance rights were granted on August 19, 2021 which would have vested upon predetermined market and non-market conditions being met. The performance rights were cancelled on March 24, 2025, the expiry date, as the vesting conditions were not satisfied.

4.

The performance rights were granted on August 19, 2021 which would have vested upon a change of control transaction with a value greater than a specified threshold. The performance rights were cancelled on March 24, 2025, the expiry date, as the vesting conditions were not satisfied.

5.	The options expiring on March 24, 2025 vested on September 1, 2020 and became exercisable on March 1, 2021. The options were cancelled on March 24, 2025 as these were not exercised.

Potential payments upon Termination or Change-in-control

See “Executive Compensation – Narrative disclosure to summary compensation table and grants – Executive Service Agreements.”

Equity Compensation Plan Information

Set out below are details of the Plan as at December 31, 2024.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights (A$)	Number of Securities remaining for future issuance

Equity compensation plans approved by security holders
- Employee options (2)	5,229,334	0.28	(1)
- Performance rights (3)	7,500,000	0.00	(1)
- Related parties (4)	3,840,000	0.96	(1)
Equity compensation plans not approved by security holders (5)	15,000,000	0.19	(1)

Total	31,569,334	0.25

(1)

The number of securities able to be granted is limited to the amount permitted to be granted at law, the ASX Listing Rules and by the limits on our authorized share capital in our amended and restated certificate of incorporation. The Listing Rules of ASX generally prohibits companies whose securities are quoted on ASX from issuing securities exceeding 15% of issued share capital in any 12-month period, without stockholder approval.

(2)	These options were cancelled on March 24, 2025, the expiry date, as they were not exercised.
(3)	These performance rights were cancelled on March 24, 2025, the expiry date, as the vesting conditions were not achieved.
(4)

In connection with the 2022 Entitlement Offer, the Company issued to Viburnum unlisted options to purchase up to 3,840,000 ordinary shares. The stockholders of the Company approved the issuance of the Underwriter Options at a special meeting of stockholders held on May 23, 2022. Refer to section on “Certain Relationships and related Transactions” for more details.

(5)	These are options granted to our executive directors which require stockholder approval.

INDEPENDENT PUBLIC ACCOUNTANTS

Appointment of Independent Registered Public Accounting Firm

Our Audit and Compliance Committee has appointed PricewaterhouseCoopers, Australia as our independent registered public accounting firm for the year ended December 31, 2025. Representatives of PricewaterhouseCoopers, Australia will participate in the Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Audit Fees

PricewaterhouseCoopers, Australia audited our financial statements for the years ended December 31, 2024 and 2023.

	Year Ended December 31
	2024	2023
	A$	A$

(a) Audit Fees
Financial Statements including Form 10-K and Form 10-Q	410,000	395,393

(b) Tax Fees
Tax Returns	121,894	100,159
Other tax Compliance and Advisory Services	15,300	-
	137,194	100,159
Total	547,194	495,552

Tax fees payable to PricewaterhouseCoopers, Australia and United States are in relation to the review and filing of our tax returns. They also include fees for tax advice we may have sought from time to time.

All audit and non-audit services to be performed by the Company’s independent accountant must be approved in advance by the Audit and Compliance Committee and/or the Board of Directors. For audit services, each year the independent accountant provides the Audit and Compliance Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year and the proposed fees, which must be formally accepted by the committee before the audit commences. Any additional service proposed to be provided after the annual pre-approval process of audit services requires specific pre-approval by Audit and Compliance Committee. The committee may delegate either general or specific pre-approval authority to any one of the Committee members or the Chief Financial Officer. The member or Chief Financial Officer to whom such authority is delegated must report any pre-approval decisions to the committee at its next meeting. Accordingly, the committee pre-approved all of the fees last year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information known to us regarding beneficial ownership of our shares of common stock as of April 9, 2025 by the following persons:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	our named executive officers listed in the “Summary Compensation Table”;
•	our directors; and
•	our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security, including options and warrants that are exercisable within 60 days. Information with respect to beneficial ownership has been furnished to us by each director and executive officer. CDI Holders have beneficial ownership of an equivalent number of our shares. Unless otherwise indicated, to our knowledge, each CDI Holder possesses sole power to direct CDN how to vote and has investment power over the shares listed, except for shares owned jointly with that person’s spouse.

The table below lists applicable percentage ownership based on 298,067,435 shares of common stock outstanding as of April 9, 2025, 3,840,000 unlisted options to purchase our shares that are exercisable as of April 9, 2025, 97,182,901 listed options to purchase our shares that are exercisable as of April 9, 2025 and within 60 days of this date. Securities to purchase our shares that are exercisable within 60 days of April 9, 2025 are deemed to be beneficially owned by the person holding these securities for the purpose of computing percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other holder.

For each of the persons listed in the table below, unless otherwise indicated:

●	the shareholding information has been derived from our share register; and
●	their address is c/o Universal Biosensors, Inc., 1 Corporate Avenue, Rowville, Victoria 3178.

Name and Address of Beneficial Owner	Number of Shares (1)		Percentage of Class

Peter Mullin	3,015,112	(2)	1.01%
Craig Coleman	135,676,293	(3)	39.30%
David Hoey	662,397	(4)	*
Judith Smith	541,950	(5)	*
Graham McLean	1,260,232	(6)	*
Total Directors and Executives as a group (5 persons)	141,155,984		40.79%
Viburnum Funds Pty Ltd	134,488,309	(7)	38.98%
Hancock & Gore Ltd	45,948,410	(8)	14.40%
Richmond Hill Capital Pty Ltd	37,763,500	(9)	12.39%
Jencay Australia Investment Fund	26,698,821	(10)	8.82%

*	Represents beneficial ownership of less than one percent of our outstanding ordinary shares.
(1)

Includes shares issuable pursuant to securities exercisable as of April 9, 2025 and within 60 days of this date. The figures represent the amounts last notified to us unless otherwise stated. The relevant stockholders may have acquired or disposed of shares since the last notification that are not reflected. Unless otherwise noted, the named beneficial owners have sole voting and investment power with respect to their beneficially owned shares.

(2)

Includes (i) 444,424 shares in the form of CDIs Mr. Mullin holds directly; (ii) 577,000 shares in the form of CDIs held by Mullin Family Trust; (iii) 1,519,261 shares in the form of CDIs held by Mullin Family Superannuation Fund; (iv) 99,424 listed options held by Mr. Mullin; (v) 100,000 listed options held by Mullin Family Trust; and (vi) 275,003 listed options held by Mullin Family Superannuation Fund which are all exercisable as of April 9, 2025 and within 60 days of this date. The inclusion of the securities in clauses (ii), (iii), (v) and (vi) is not an admission of beneficial ownership of those securities by Mr. Mullin.

(3)

Includes (i) 970,802 shares in the form of CDIs and 217,182 listed options held by a superannuation fund of which Mr. Coleman is a potential beneficiary; and (ii) 87,509,318 shares in the form of CDIs, 43,138,991 listed options and 3,840,000 unlisted options (exercisable as of April 9, 2025 and within 60 days of this date) held by Viburnum Funds Pty Ltd (“Viburnum”) of which Mr. Coleman is a director. Mr. Coleman may be deemed to beneficially own, the securities held by Viburnum due to Mr. Coleman serving as a director of Viburnum and may be deemed to share voting and dispositive power over such securities. Mr. Coleman disclaims beneficial ownership of the securities beneficially owned by Viburnum.

(4)	Consists of shares in the form of CDIs Mr. Hoey holds directly.
(5)	Consists of 442,873 shares in the form of CDIs and 99,077 listed options held by a superannuation fund of which Ms. Smith is a member.
(6)	Consists of 1,080,116 shares in the form of CDIs and 180,116 listed options held by a family trust of which Mr. McLean is a member.
(7)

The address of Viburnum Funds Pty Ltd (“Viburnum”) is 31 Carrington Street, Nedlands WA 6009. The ownership information is based in its entirety on material contained in Form 4 filed with the SEC on May 28, 2024. The securities beneficially owned by Viburnum are held by VF Strategic Equities Fund and separately managed accounts on behalf of Viburnum clients. Each of Mr. Craig Coleman, Mr. Marshall Allen and Mr. Anthony Howarth share voting and dispositive power over, and may be deemed to beneficially own all of the securities, beneficially owned by Viburnum, due to each of the foregoing individuals serving as a director of Viburnum. Each of Messrs. Coleman, Allen and Howarth disclaims beneficial ownership over these securities.

(8)

The address of Hancock & Gore Ltd is Level 5, 107 Pitt Street, Sydney NSW 2000, Australia. The ownership information is based on its entirety on shareholder analysis undertaken by the Company as at December 31, 2024.

(9)

The address of Richmond Hill Capital Pty Ltd is Level 4, 7 Howard Street, Richmond, Vic 3121, Australia. The ownership information is based on its entirety on shareholder analysis undertaken by the Company as at December 31, 2024.

(10)

The address of Jencay Capital Pty Ltd is 111 Flinders Street, Surrey Hills, NSW 2010, Australia. The ownership information is based on its entirety on shareholder analysis undertaken by the Company as at December 31, 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Fiscal Year 2024

On May 8, 2024, the Company announced that a fully underwritten non-renounceable rights issue of new CHESS depositary interests over fully paid shares of common stock in UBI (“New CDIs”) raised A$10 million (“Entitlement Offer”) at a ratio of 1 New CDI for approximately every 3.47 existing CDIs held at the record date, being April 16, 2024. In addition, participants in the Entitlement Offer received one attaching option to acquire CDIs for each New CDI acquired under the Entitlement Offer at an exercise price of A$0.20 (“Options”). The Options vested upon issue, expire 3 years from the date of issue, are exercisable in multiple tranches and each entitle the option holder to 1 CDI upon exercise (subject to any adjustments for reconstructions or bonus issues in accordance with the Listing Rules).

In connection with the Entitlement Offer, the Company received a binding commitment from the Underwriter, Viburnum Funds Pty Ltd (“Viburnum”) to fully underwrite the Entitlement Offer. Following the close of the Entitlement Offer, 29,289,424 New CDIs and Options were issued to Viburnum.

Mr. Craig Coleman is a Non-Executive Director of the Company and an Executive Chairman and associate of the Underwriter. Viburnum, as investment manager for its associated funds and entities currently holds voting power over approximately 29% of the Company’s shares.

The Company, after receiving the approval of the stockholders of the Company at a special meeting of stockholders held on April 10, 2024 (the “2024 Meeting”), issued Viburnum 13,849,567 options, as its underwriting fee ("Underwriter Options"), equal in value to 5.0% of the underwritten amount of A$10 million. The Underwriter Options were issued on the same terms as the Options issued to investors under the Entitlement Offer.

The Securities have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States or to, or for the account of, a U.S. Person (within the meaning of Regulation S under the Securities Act), absent registration or an applicable exemption from the registration requirements. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

In addition, the Company received stockholder approval at the 2024 Meeting to amend its certificate of incorporation to increase the number of authorized shares of common stock available for issuance.

On May 27, 2022, Viburnum acquired from Mr. Sharman, unlisted options to purchase up to 1,000,000 ordinary shares at A$0.57 per option. The options fully vested on March 25, 2020, had an exercise price of A$0.20 and have an expiry date of March 24, 2024. These options were exercised on March 22, 2024. In March 2024, Mr. Sharman and his associates exercised 1,364,666 options at an exercise price of A$0.20 per option.

There were no other related person transactions that would require disclosure under Item 404 of Regulation S-K.

INELIGIBLE SECURITYHOLDERS

No securityholders of the Company with a registered address outside of Australia or New Zealand, or who are, or who are acting for the benefit of, U.S. Persons (as defined in Regulation S under the U.S. Securities Act, as amended (the “Securities Act”) was invited, or permitted, to participate in the Entitlement Offer or purchase securities sold in the Entitlement Offer. The Company instituted procedures to prevent any person who is not a resident of Australia or New Zealand, or any person who is, or who is acting for the benefit of, a U.S. Person, from purchasing securities offered or sold in the Entitlement Offer.

None of the Options offered or sold in the Entitlement Offer or the Underwriter Options or the or the CDIs issuable upon the exercise of the Options or the Underwriter Options, and none of the shares evidenced thereby, have been or will be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account of, a U.S. Person, absent registration or an applicable exemption from the registration requirements. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

OTHER MATTERS

2026 Stockholder Proposals

Under Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2026 annual general meeting of stockholders. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our corporate headquarters, care of our Company Secretary. We must receive all submissions no later than December 16, 2025. If your proposal is not received by the deadline or you do not otherwise comply with Rule 14a-8, we will not consider your proposal for inclusion in next year’s proxy materials. The Board of Directors reviews all stockholder proposals.

Alternatively, under our Bylaws, if a stockholder does not want to submit a proposal for the 2026 annual general meeting of stockholders for inclusion in our proxy statement under Rule 14a-8 but wants to bring any other business before a the 2026 meeting of stockholders, or intends to nominate a person as a candidate for election to the Board of Directors directly (rather than making recommendations to our Remuneration and Nomination Committee or the Board of Directors when acting in its place), the stockholder must submit the proposal or nomination to our Company Secretary no earlier than January 12, 2026 and no later than February 11, 2026 and must follow the procedures outlined in Sections 4.10 and/or 4.11 of Article IV of our Bylaws. However, if the date of the 2026 annual general meeting of stockholders is changed by more than 30 days from the first anniversary of the 2025 meeting of stockholders, our Company Secretary must receive the notice no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 13, 2026.

We will not entertain any proposals or nominations at the annual meeting that do not comply with these requirements. Our Bylaws are posted on our website at www.universalbiosensors.com in the “Corporate Governance” section under “Investor Centre.” To make a submission or to request a copy of our Bylaws, stockholders should contact our Company Secretary.

Other Business

Management is not aware of any matters to be presented for action at the Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted in the discretion of the proxy holders.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC an initial report of ownership of our equity securities on Form 3 and reports of changes in beneficial ownership of shares and other equity securities on Form 4 and Form 5. Such executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities are required by the SEC to furnish us with copies of all Section 16(a) filed by such reporting persons.

Based solely on our review of such forms furnished to us or written representations provided to us by the reporting persons, we believe that all filing requirements applicable to our executive officers, directors and other persons who beneficially own more than 10% of a registered class of our equity securities were complied with in the year ended December 31, 2023, except that (i) a Form 4, covering two delinquent transactions on March 25, 2024, was inadvertently filed late by John Sharman on May 3, 2024; and (ii) a Form 3 was inadvertently filed late by Peter Mullin on February 11, 2025.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

Any stockholder who wishes to send any communications to the Board of Directors or to individual directors should deliver such communications to the Company’s principal executive offices, 1 Corporate Avenue, Rowville VIC 3178, Attention: Company Secretary (companysecretary@universalbiosensors.com). Any such communication should indicate whether the communication is intended to be directed to the entire Board of Directors or to a particular director(s), and must indicate the number of shares of common stock beneficially owned by the stockholder. The Company Secretary will forward appropriate communications to the Board of Directors and/or the appropriate director(s). Inappropriate communications include correspondence that does not relate to the business or affairs of the Company or the functioning of the Board of Directors or its committees, advertisements or other commercial solicitations or communications, and communications that are frivolous, threatening, illegal or otherwise not appropriate for delivery to directors.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report, including our financial statements but excluding the exhibits to Form 10-K other than Exhibit 13. The Annual Report includes a list of the exhibits that were filed with the Form 10-K, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit.

For further information, please contact our Company Secretary at 1 Corporate Avenue, Rowville VIC 3178 or at companysecretary@universalbiosensors.com. Our Annual Report and our other filings with the SEC, including the exhibits, are also available for free on the SEC’s Internet site (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Our public filings are available at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report was mailed along with this Proxy Statement.

The Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively by means of remote communication. You will be able to attend the Meeting and vote and submit questions during the Meeting by means of remote communication at https://meetings.lumiconnect.com/300-991-433-361. Information regarding virtual participation at the Meeting including how to access the Meeting and vote and submit questions online during the Meeting is as per the attached Online Vote User Guide.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 15, 2025. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” For purposes of householding, “Proxy Materials” refer to the Company’s annual report and proxy statement. Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one set of Proxy Materials unless we receive contrary instructions from one or more of these stockholders. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card. If you participate in householding and wish to receive a separate copy of the Proxy Materials, please make a written request to our Company Secretary at 1 Corporate Avenue, Rowville VIC 3178 or at companysecretary@universalbiosensors.com. A separate copy of the Proxy Materials will be delivered promptly upon request.

If any stockholders in your household wish to begin receiving separate Proxy Materials, they may contact our Company Secretary at +613 9213 9000, 1 Corporate Avenue, Rowville VIC 3178 or at companysecretary@universalbiosensors.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can request that only a single copy be sent to the household by calling at +613 9213 9000 or writing to the Company Secretary at 1 Corporate Avenue, Rowville VIC 3178 or by email at companysecretary@universalbiosensors.com.

BY ORDER OF THE BOARD OF DIRECTORS

Graham McLean

Non-executive Chairman
Universal Biosensors, Inc.

Universal Biosensors, Inc.

ARBN 121 559 993

Proxy Card

***Share Registry*:**
Boardroom Pty Limited
GPO Box 3993
Sydney NSW 2001
Level 8, 210 George Street
Sydney NSW 2000
Tel: + 61 2 9290 9600
Fax: + 61 2 9290 9655

Appointment of Proxy

Your proxy is solicited by the Board of Directors of Universal Biosensors, Inc. ("Company"). All of the undersigned's shares, or shares underlying CHESS Depositary Interest ("CDI") holdings, of the Company will be voted as specified by the undersigned. This proxy revokes any prior proxy given by the undersigned. Unless authority to vote for one or more of the nominees is specifically withheld in respect of Proposal 1, the shares or shares underlying CDIs will be voted For the election of the relevant nominee and, unless otherwise specified, For Proposals 2 to 4, subject to applicable voting exclusions described in the Notice of Meeting, even if the designated proxy appointed has an interest in the outcome of the resolutions. This proxy will be voted in the discretion of the proxies as to any other matter that may come before the Annual General Meeting and any postponement or adjournment thereof.

TO VOTE ONLINE

STEP 1: VISIT https://www.votingonline.com.au/ubiagm2025

STEP 2: Enter your Postcode OR Country of Residence (if outside Australia)

STEP 3: Enter your Voting Access Code (VAC):

BY SMARTPHONE

Scan QR Code using smartphone QR Reader App

TO VOTE BY COMPLETING THE PROXY FORM

The undersigned hereby appoints Graham McLean and Peter Mullin, and each of them, with full power of substitution in each of them, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided herein, all shares of the Company's Common Stock, which the undersigned is entitled to vote, at the Annual General Meeting of the Company to be held at **12:00 p.m. Australian Eastern Standard Time** on **Monday, May 12, 2025** and at any adjournment or postponement thereof (the "**Meeting**").

Voting directions to your proxy – please mark ☒ to indicate your directions

Proposal 1			
• Election of Mr. David Hoey to the Board of Directors of the Company to hold office until the Meeting of stockholders in 2028 and until his successor is duly elected and qualifies	**For** ☐	**Withhold** ☐	
• Election of Mr. Graham McLean to the Board of Directors of the Company to hold office until the Meeting of stockholders in 2028 and until his successor is duly elected and qualifies	**For** ☐	**Withhold** ☐	
Proposal 2 To approve the grant of 15,000,000 options to Mr. Peter Mullin under the Employee Incentive Plan	**For** ☐	**Against** ☐	**Abstain** ☐
Proposal 3 To approve, as a **special resolution**, the Additional 10% Placement Capacity	**For** ☐	**Against** ☐	**Abstain** ☐
Proposal 4 To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement	**For** ☐	**Against** ☐	**Abstain** ☐
To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.			

The undersigned acknowledges receipt with this Proxy card of a copy of the Notice of Meeting and Proxy Statement for the Company's 2025 Annual General Meeting that more fully describe the proposals set forth herein.

PLEASE SIGN HERE This section *must* be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Shareholder 1	Joint Shareholder 2	Date
Sole Director & Sole Company Secretary	Director

Annual Meeting **Universal Biosensors, Inc.**

Proxy Card

INSTRUCTIONS FOR COMPLETING PROXY CARD

SIGNING INSTRUCTIONS

You must sign this form as follows in the spaces provided:

Individual: Where the holding is in one name, the holder must sign.

Joint Holding: Where the holding is in more than one name, all of the shareholders should sign.

Power of Attorney: If you are signing under a Power of Attorney, you must lodge an original or certified photocopy of the appropriate Power of Attorney with your completed Proxy card.

Companies: Only duly authorized officer/s can sign on behalf of a company. Please indicate the office held by signing in the appropriate box or boxes.

DELIVERY ADDRESSES

Duly executed proxy cards must be returned to Boardroom Pty Limited or the Company no later than 11:59 p.m. Australian Eastern Standard Time on **Sunday, May 11, 2025** in the manner set out below. Alternatively, you may deliver your completed proxy card to us at the meeting.

Postal address: Boardroom Pty Limited
GPO Box 3993
Sydney NSW 2001

Universal Biosensors, Inc.
1 Corporate Avenue
Rowville VIC 3178

Fax number: Boardroom Pty Limited on +61 2 9290 9655
Universal Biosensors, Inc. on +61 3 9213 9099

Online: https://www.votingonline.com.au/ubiagm2025

Universal Biosensors, Inc.

ARBN 121 559 993

CDI Voting Instruction Form

***Share Registry*:**
Boardroom Pty Limited
GPO Box 3993
Sydney NSW 2001
Tel: + 61 2 9290 9600
Fax: + 61 2 9290 9655

Annual General Meeting – Monday, May 12, 2025 (and any postponements or adjournments thereof)

Your Voting Instructions are being sought so that CHESS Depositary Nominees Pty Ltd ("CDN") may respond to a proxy solicitation on behalf of the Board of Directors of Universal Biosensors, Inc. ("Company"). The underlying shares represented by these Voting Instructions will be voted by CDN as specified by the undersigned. These Voting Instructions revoke any prior Voting Instructions given by the undersigned. Unless authority to vote for one or more of the nominees is specifically withheld in respect of Proposal 1, the underlying shares represented by a signed CDI Voting Instruction Form will be voted For the election of the relevant nominee, and unless otherwise specified, For Proposals 2 to 4, subject to any applicable voting restrictions detailed in the Notice of Meeting even if the designated proxy appointed has an interest in the outcome of the resolutions. You can give your voting instructions either online or by completing and returning this form.

TO VOTE ONLINE

STEP 1: VISIT https://www.votingonline.com.au/ubiagm2025

STEP 2: Enter your Postcode OR Country of Residence (if outside Australia)

STEP 3: Enter your Voting Access Code (VAC):

BY SMARTPHONE

Scan QR Code using smartphone QR Reader App

TO VOTE BY COMPLETING CDI VOTING FORM

I/We being a holder of CHESS Depositary Interests ("CDIs") of Universal Biosensors, Inc. hereby instruct:

☐ CDN to direct its designated proxy, (mark box with an "X")

OR the following nominated proxy, ________________

(This only needs to be completed if you wish to attend the Meeting or appoint another person to attend the Meeting as nominated proxy. Use this box to direct CDN to nominate that person. Leave this box blank if you wish to have your votes cast by CDN as your proxy.)

or the Chairman in the event the nominated proxy does not attend the Meeting, to vote the shares underlying my/our CDI holding at the Annual General Meeting of the Company ("**Meeting**") to be held at **12:00 p.m. Australian Eastern Standard Time on Monday, May 12, 2025** and any adjournment of that Meeting. The Meeting will be a "virtual meeting" of stockholders which will be conducted exclusively by means of remote communication. You will be able to attend the Meeting and vote and submit questions during the Meeting by means of remote communication at **https://meetings.lumiconnect.com/300-991-433-361**. Information regarding virtual participation at the Meeting including how to access the Meeting and vote and submit questions online during the Meeting is as per the attached Online Voting User Guide. If you submit a completed and signed CDI Voting Instruction Form to Boardroom Pty Limited by 11:59 p.m. Australian Eastern Standard Time on Sunday, May 11, 2025, but do not select either option above, you are deemed to have directed CDN to nominate the Chairman of the Meeting as its proxy to vote the shares underlying your holding of CDIs that CDN holds on your behalf.

Please mark ☒ to indicate your directions

Proposal 1 • Election of Mr. David Hoey to the Board of Directors of the Company to hold office until the Meeting of stockholders in 2028 and until his successor is duly elected and qualifies	**For** ☐	**Withhold** ☐	
• Election of Mr. Graham McLean to the Board of Directors of the Company to hold office until the Meeting of stockholders in 2028 and until his successor is duly elected and qualifies	**For** ☐	**Withhold** ☐	
Proposal 2 To approve the grant of 15,000,000 options to Mr. Peter Mullin under the Employee Incentive Plan	**For** ☐	**Against** ☐	**Abstain** ☐
Proposal 3 To approve, as a **special resolution**, the Additional 10% Placement Capacity.	**For** ☐	**Against** ☐	**Abstain** ☐
Proposal 4 To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement	**For** ☐	**Against** ☐	**Abstain** ☐
To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.			

By executing this CDI Voting Instruction Form the undersigned hereby authorizes CHESS Depository Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such other business as may properly come before the Meeting. The undersigned acknowledges receipt with this CDI Voting Instruction Form of a copy of the Proxy Statement for the Company's 2025 Annual General Meeting that more fully describe the proposals set forth herein.

PLEASE SIGN HERE This section *must* be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Shareholder 1	Joint Shareholder 2	Date
Sole Director & Sole Company Secretary	Director

Annual General Meeting
CDI Voting Instruction Form

Universal Biosensors, Inc.
ARBN 121 559 993

INSTRUCTIONS FOR COMPLETING THIS FORM

1. Your vote is important

Each CHESS Depositary Interest (**CDI**) is evidence of an indirect ownership in the Company's shares of common stock (**Shares**). The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (**CDN**). Subject to the below, holders of CDIs have the right to attend stockholders' meetings of the Company and to direct CDN, as the holder of record of the underlying shares of common stock represented by their CDIs, how it should vote the underlying shares of common stock represented by their CDIs. As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Meeting of stockholders on the instructions of the registered holders of the CDIs. If CDN does not receive a direction from a CDI holder as to how to vote the underlying shares represented by those CDIs, those shares will not be voted and will not be considered present at the meeting for quorum purposes.

Only those persons registered as holders of CDIs over shares of the Company at the close of business **Sunday, May 11, 2025** shall be entitled to attend, speak, ask questions and, subject to valid submission of a CDI Voting Instruction Form in respect of the number of CDIs registered in their name, vote at the Meeting, or if relevant, any adjournment thereof. Changes in the register after that time and date will be disregarded in determining the right of any person to attend and/or vote at the Meeting or any adjournment thereof.

2. Instructing CDN to direct your vote

Holders of CDIs who wish to direct CDN how to vote the underlying shares of common stock represented by their CDIs should: (i) vote online by following the instructions at: **https://www.votingonline.com.au/ubiagm2025**; or
(ii) complete and return this CDI Voting Instruction Form to Boardroom Pty Limited or the Company.

3. Instructing CDN to nominate a proxy

A holder of CDIs will be entitled to vote at the meeting only if such holder directs CDN to designate such holder as proxy to vote the underlying shares of common stock represented by CDIs held by such holder.

4. Signing Instructions

Each CDI holder must sign this form as follows in the spaces provided:

Individual:	Where the CDIs are held in one name, the registered CDI holder must sign in the signature box.
Joint Holding:	Where the CDIs are held in joint names, all of the registered CDI holders must sign in the signature boxes.
Power of Attorney:	If you are signing under a Power of Attorney, you must lodge an original or certified photocopy of the appropriate Power of Attorney with your completed CDI Voting Instruction Form.
Companies:	Only duly authorized officer/s can sign on behalf of a company. Please indicate the office held by signing in the appropriate box or boxes.

5. Lodgement of an Instruction Form

Holders of CDIs must give their voting instructions online or return their duly executed Voting Instructions, via this CDI Voting Instruction Form, to Boardroom Pty Limited or the Company no later than 11:59 p.m. Australian Eastern Standard Time on Sunday, May 11, 2025 in the manner set out below. If you are entitled to provide voting instructions and you have submitted your instructions online or via a CDI Voting Instruction Form, you may revoke your instructions by delivering a written revocation to the Secretary of the Company or by delivering a duly executed proxy or CDI Voting Instruction Form bearing a later date, provided that such revocation or updated proxy or CDI Voting Instruction Form is received by no later than 11:59 p.m. Australian Eastern Standard Time on Sunday, May 11, 2025.

Hand deliveries:	Boardroom Pty Limited Level 8 210 George Street Sydney NSW 2000
Postal address:	Boardroom Pty Limited GPO Box 3993 Sydney NSW 2001 Universal Biosensors, Inc. 1 Corporate Avenue Rowville VIC 3178
Fax number:	Boardroom Pty Limited on +61 2 9290 9655 Universal Biosensors, Inc. on +61 3 9213 9099
Online:	https://www.votingonline.com.au/ubiagm2025

Online Meeting Guide

Universal Biosensors Inc - AGM
Monday 12th of May 2025, 12:00pm AEST

Scan to join the meeting

Attending the meeting virtually

Those attending online will be able to view a live webcast of the meeting.
Shareholders and Proxyholders can ask questions and submit votes in real time.

To participate online, visit https://meetings.lumiconnect.com/300-991-433-361 on your smartphone, tablet or computer.
You will need the latest versions of Chrome, Safari, Edge or Firefox. Please ensure your browser is compatible.

To log in, you may require the following information:

Meeting ID: 300-991-433-361

Australian residents
Voting Access Code
(VAC)

Postcode
(postcode of your registered address)

Overseas residents
Voting Access Code
(VAC)

Country Code
(three-character country code)
e.g. New Zealand - **NZL**; United Kingdom - **GBR**; United States of America - **USA**; Canada - **CAN**

A full list of country codes can be found at the end of this guide.

Appointed Proxies
To receive your unique username and password, please contact Boardroom on 1300 737 760.

Guests
To register as a guest, you will need to enter your name and email address.

Registering for the meeting

1 To participate in the meeting, follow the direct link at the top of the page. Alternatively, visit **meetings.lumiconnect.com** and enter the unique 12-digit Meeting ID, provided above.

LUMI
Meeting ID
Join Meeting

2 To proceed into the meeting, you will need to read and accept the Terms and Conditions and select if you are a Shareholder / Proxy or a Guest. Note that only shareholders and proxies can vote and ask questions in the meeting.

LUMI
Meeting Name
Shareholder or Proxy
Guest
Having trouble logging in?... v

3 **To register as a Shareholder,** enter your VAC and Postcode or Country Code and press Sign in.

To register as a Proxyholder, you will need your username and password as provided by Boardroom. In the 'VAC/Username' field enter your username and in the 'Postcode/Country Code/Password' field enter your password and press Sign in.

LUMI
Meeting Name
VAC/Username *
Postcode/Country Code/Password *
Sign in

To register as a Guest, enter your name and other requested details and press Continue.

LUMI
Meeting Name
First Name *
Last Name *
Email *
Continue

Watching the meeting

4 On a desktop/laptop device, you will see the home tab on the left, which displays the meeting title and instructions. The webcast will appear automatically on the right. Press play and ensure your device is not muted.

 You can watch the webcast full screen, by selecting the full screen icon.

 To reduce the webcast to its original size, select the minimise icon.

LUMI
BROADCAST
HOME

5 On a mobile device, select the Broadcast icon at the bottom of the screen to open the webcast. Press play and ensure your device is not muted.

During the meeting, mobile users can minimise the webcast at any time by selecting one of the other icons in the menu bar.

You will still be able to hear the meeting while the broadcast is minimised. Selecting the Broadcast icon again will reopen the webcast.

LUMI
HOME
VOTING
MESSAGING
BROADCAST

BROADCAST
HOME
VOTING
MESSAGING
BROADCAST

Voting

6 When the Chair declares the poll open:

- A voting icon will appear on screen and the meeting resolutions will be displayed.
- To vote, select one of the voting options. Your response will be highlighted.
- To change your vote, simply select a different option to override.

There is no need to press a submit or send button. Your vote is automatically counted. Votes may be changed up to the time the Chair closes the poll.

Resolution 1: Resolution text appears here.
Resolution 2: Resolution text appears here.
HOME
VOTING
MESSAGING
BROADCAST

Resolution 1: Resolution text appears here.
Resolution 2: Resolution text appears here.
HOME
VOTING
MESSAGING
BROADCAST

Text Questions

7 To ask a written question, tap on the messaging icon, type your question in the box at the top of the screen and press the send button.

Confirmation that your message has been received will appear.

Messaging
Ask a question
SEND
0 / 1000
ALL MESSAGES
MY MESSAGES
Moderator
Tue 30 Jan 2024 14:53
Welcome to the meeting. If you would like to submit a text question, type your question in the chat box above and then press the send button.

8 Questions sent via the Lumi platform may be moderated before being sent to the Chair. This is to avoid repetition and remove any inappropriate language.

A copy of your sent questions, along with any written responses, can be viewed by selecting "MY MESSAGES".

Messaging
Ask a question
SEND
0 / 1000
ALL MESSAGES
MY MESSAGES
Example User
This is a copy of my question...
Moderator
Thanks for your question...

Audio Questions

9 If you are a shareholder or proxy you can ask a verbal question. Dial by your location below:
+61 7 3185 3730 Australia
+61 8 6119 3900 Australia
+61 8 7150 1149 Australia
+61 2 8015 6011 Australia
+61 3 7018 2005 Australia

Find your local number:
https://us06web.zoom.us/u/kbuBC7fhOb

Once dialled in you will be asked to enter a meeting ID.
Please ensure your webcast is muted before joining the call.

You will be asked for a participant pin however simply press # to join the meeting. You will be muted upon entry. To ask a question press *9 to signal the moderator. Once your question has been answered your line will be muted. Feel free to either hang up or stay on the line. For additional questions press *9 to signal the operator.

Country Codes - Boardroom

For overseas shareholders, select your country code from the list below and enter it into the password field.

Code	Country
ABW	Aruba
AFG	Afghanistan
AGO	Angola
AIA	Anguilla
ALA	Aland Islands
ALB	Albania
AND	Andorra
ANT	Netherlands Antilles
ARE	United Arab Emirates
ARG	Argentina
ARM	Armenia
ASM	American Samoa
ATA	Antarctica
ATF	French Southern
ATG	Antigua & Barbuda
AUS	Australia
AUT	Austria
AZE	Azerbaijan
BDI	Burundi
BEL	Belgium
BEN	Benin
BFA	Burkina Faso
BGD	Bangladesh
BGR	Bulgaria
BHR	Bahrain
BHS	Bahamas
BIH	Bosnia & Herzegovina
BLM	St Barthelemy
BLR	Belarus
BLZ	Belize
BMU	Bermuda
BOL	Bolivia
BRA	Brazil
BRB	Barbados
BRN	Brunei Darussalam
BTN	Bhutan
BUR	Burma
BVT	Bouvet Island
BWA	Botswana
CAF	Central African Republic
CAN	Canada
CCK	Cocos (Keeling) Islands
CHE	Switzerland
CHL	Chile
CHN	China
CIV	Cote D'ivoire
CMR	Cameroon
COD	Democratic Republic of Congo
COK	Cook Islands
COL	Colombia
COM	Comoros
CPV	Cape Verde
CRI	Costa Rica
CUB	Cuba
CYM	Cayman Islands
CYP	Cyprus
CXR	Christmas Island
CZE	Czech Republic
DEU	Germany
DJI	Djibouti
DMA	Dominica
DNK	Denmark
DOM	Dominican Republic
DZA	Algeria
ECU	Ecuador
EGY	Egypt
ERI	Eritrea
ESH	Western Sahara
ESP	Spain
EST	Estonia
ETH	Ethiopia
FIN	Finland
FJI	Fiji
FLK	Falkland Islands (Malvinas)
FRA	France
FRO	Faroe Islands
FSM	Micronesia
GAB	Gabon
GBR	United Kingdom
GEO	Georgia
GGY	Guernsey
GHA	Ghana
GIB	Gibraltar
GIN	Guinea
GLP	Guadeloupe
GMB	Gambia
GNB	Guinea-Bissau
GNQ	Equatorial Guinea
GRC	Greece
GRD	Grenada
GRL	Greenland
GTM	Guatemala
GUF	French Guiana
GUM	Guam
GUY	Guyana
HKG	Hong Kong
HMD	Heard & McDonald Islands
HND	Honduras
HRV	Croatia
HTI	Haiti
HUN	Hungary
IDN	Indonesia
IMN	Isle Of Man
IND	India
IOT	British Indian Ocean Territory
IRL	Ireland
IRN	Iran Islamic Republic of
IRQ	Iraq
ISL	Iceland
ISM	British Isles
ISR	Israel
ITA	Italy
JAM	Jamaica
JEY	Jersey
JOR	Jordan
JPN	Japan
KAZ	Kazakhstan
KEN	Kenya
KGZ	Kyrgyzstan
KHM	Cambodia
KIR	Kiribati
KNA	St Kitts And Nevis
KOR	South Korea
KWT	Kuwait
LAO	Lao Pdr
LBN	Lebanon
LBR	Liberia
LBY	Libyan Arab Jamahiriya
LCA	St Lucia
LIE	Liechtenstein
LKA	Sri Lanka
LSO	Kingdom of Lesotho
LTU	Lithuania
LUX	Luxembourg
LVA	Latvia
MAC	Macao
MAF	St Martin
MAR	Morocco
MCO	Monaco
MDA	Republic Of Moldova
MDG	Madagascar
MDV	Maldives
MEX	Mexico
MHL	Marshall Islands
MKD	Macedonia Former Yugoslav Rep
MLI	Mali
MLT	Malta
MMR	Myanmar
MNE	Montenegro
MNG	Mongolia
MNP	Northern Mariana Islands
MOZ	Mozambique
MRT	Mauritania
MSR	Montserra
MTQ	Martinique
MUS	Mauritius
MWI	Malawi
MYS	Malaysia
MYT	Mayotte
NAM	Namibia
NCL	New Caledonia
NER	Niger
NFK	Norfolk Island
NGA	Nigeri
NIC	Nicaragua
NIU	Niue
NLD	Netherlands
NOR	Norway
NPL	Nepal
NRU	Nauru
NZL	New Zealand
OMN	Oman
PAK	Pakistan
PAN	Panama
PCN	Pitcairn Islands
PER	Peru
PHL	Philippines
PLW	Palau
PNG	Papua New Guinea
POL	Poland
PRI	Puerto Rico
PRK	North Korea
PRT	Portugal
PRY	Paraguay
PSE	Palestinian Territory
PYF	French Polynesia
QAT	Qatar
REU	Reunion
ROU	Romania Federation
RUS	Russia
RWA	Rwanda
SAU	Saudi Arabia
SDN	Sudan
SEN	Senegal
SGP	Singapore
SGS	Sth Georgia & Sandwich Isl
SHN	St Helena
SJM	Svalbard & Jan Mayen
SLB	Soloman Islands
SCG	Serbia & Outlying
SLE	Sierra Leone
SLV	El Salvador
SMR	San Marino
SOM	Somalia
SPM	St Pierre and Miqueion
SRB	Serbia
STP	Sao Tome and Principle
SUR	Suriname
SVK	Slovakia
SVN	Slovenia
SWE	Sweden
SWZ	Swaziland
SYC	Seychelles
SYR	Syrian Arab Republic
TCA	Turks & Caicos
TCD	Chad
TGO	Congo
THA	Thailand
TJK	Tajikistan
TKL	Tokelau
TKM	Turkmenistan
TLS	East Timor Republic
TMP	East Timor
TON	Tonga
TTO	Trinidad & Tobago
TUN	Tunisia
TUR	Turkey
TUV	Tuvalu
TWN	Taiwan
TZA	Tanzania
UGA	Uganda
UKR	Ukraine
UMI	United States Minor Outlying
URY	Uruguay
USA	United States of America
UZB	Uzbekistan
VNM	Vietnam
VUT	Vanuatu
WLF	Wallis & Fortuna
WSM	Samoa
YEM	Yemen
YMD	Yemen Democratic
YUG	Yugoslavia Socialist Fed Rep
ZAF	South Africa
ZAR	Zaire
ZMB	Zambia
ZWE	Zimbabwe

Need help? If you require any help using this system prior to or during the meeting, please contact Boardroom on 1300 737 760.